Exhibit 10.17

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                            LIMITED LIABILITY COMPANY

                               OPERATING AGREEMENT

                                       OF

                         MP MASK TECHNOLOGY CENTER, LLC



                      a Delaware Limited Liability Company



MEMBERSHIP INTERESTS IN MP MASK TECHNOLOGY CENTER, LLC, A DELAWARE LIMITED LIABILITY COMPANY, HAVE NOT BEEN REGISTERED WITH OR QUALIFIED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE. THE INTERESTS ARE BEING SOLD IN RELIANCE UPON EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS. THE INTERESTS CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFERABILITY CONTAINED IN THIS LIMITED LIABILITY COMPANY OPERATING AGREEMENT OF MP MASK TECHNOLOGY CENTER, LLC AND APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

                             Dated as of May 5, 2006


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                                TABLE OF CONTENTS
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ARTICLE 1. ORGANIZATIONAL MATTERS.................................................................................1

         1.1      Continuation....................................................................................1
         1.2      Name............................................................................................1
         1.3      Principal Place of Business; Other Places of Business...........................................2
         1.4      Business Purpose................................................................................2
         1.5      Designated Agent for Service of Process.........................................................2
         1.6      Term............................................................................................2
         1.7      Objectives; Approved Technology.................................................................2
         1.8      Transaction Documents...........................................................................3

ARTICLE 2. DEFINITIONS............................................................................................3

ARTICLE 3. CAPITAL; CAPITAL ACCOUNTS AND MEMBERS.................................................................13

         3.1      Initial Capital Contributions of Members.......................................................13
         3.2      Additional Capital Contributions by Members....................................................14
         3.3      Capital Accounts...............................................................................14
         3.4      Member Capital.................................................................................14
         3.5      Liability of Members...........................................................................14
         3.6      Certain Expenses...............................................................................14

ARTICLE 4. FINANCING OF THE COMPANY..............................................................................15

         4.1      Types of Financing.............................................................................15

ARTICLE 5. MANAGEMENT............................................................................................16

         5.1      Board of Managers..............................................................................16
         5.2      Number of Managers; Appointment of Managers....................................................17
         5.3      Effect of Reduction in Photronics' Percentage Interest on Photronics Managers..................17
         5.4      Effect of Reduction in Micron's Percentage Interest on Micron Managers.........................17
         5.5      Chairman of the Board of Managers..............................................................18
         5.6      Meetings of Members and of the Board of Managers; Quorum.......................................18
         5.7      Actions Requiring a Special Vote...............................................................20
         5.8      Compensation of Managers.......................................................................22
         5.9      Other Activities...............................................................................22
         5.10     Accounting; Records and Reports................................................................22
         5.11     Indemnification and Liability of the Managers..................................................24
         5.12     General Manager................................................................................26
         5.13     Technology Steering Committee..................................................................28
         5.14     Non-Disclosure Agreement.......................................................................28


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         5.15     Maintenance of Insurance.......................................................................28
         5.16     Related Party Agreements.......................................................................28

ARTICLE 6. OPERATIONS............................................................................................28

         6.1      Headquarters...................................................................................28
         6.2      Surplus Equipment..............................................................................28
         6.3      Printability Studies...........................................................................28
         6.4      Operations Plan; Annual Budget.................................................................28

ARTICLE 7. DISPOSITION AND TRANSFERS OF INTERESTS................................................................29

         7.1      Holding of Membership Interest.................................................................29
         7.2      Transfer Moratorium............................................................................29
         7.3      Purchase of Remaining Interest.................................................................29
         7.4      Change in Control of Photronics................................................................30
         7.5      Purchase and Sale Agreement....................................................................30

ARTICLE 8. DISSOLUTION, LIQUIDATION, AND TERMINATION OF THE COMPANY..............................................30

         8.1      Limitations....................................................................................30
         8.2      Exclusive Causes...............................................................................31
         8.3      Effect of Dissolution..........................................................................32
         8.4      No Capital Contribution Upon Dissolution.......................................................32
         8.5      Liquidation....................................................................................32

ARTICLE 9. DISTRIBUTIONS.........................................................................................33

         9.1      Distributions of Cash Available for Distribution...............................................33
         9.2      Distributions Upon Liquidation.................................................................34
         9.3      Withholding....................................................................................34
         9.4      Distributions in Kind..........................................................................35
         9.5      Limitations on Distributions...................................................................35

ARTICLE 10. ALLOCATIONS OF NET PROFITS AND NET LOSSES............................................................35

         10.1     General Allocation of Net Profits and Losses...................................................35
         10.2     Regulatory Allocations.........................................................................36
         10.3     Tax Allocations................................................................................37
         10.4     Other Provisions...............................................................................38

ARTICLE 11. MISCELLANEOUS........................................................................................40

         11.1     Amendments.....................................................................................40


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Rule 24b-2 of the  Exchange  Act of 1934.  Material  filed  separately  with the
Securities and Exchange Commission.

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         11.2     No Waiver......................................................................................40
         11.3     Entire Agreement...............................................................................40
         11.4     Further Assurances.............................................................................40
         11.5     Notices........................................................................................40
         11.6     Tax Matters....................................................................................41
         11.7     Governing Law..................................................................................42
         11.8     Construction; Interpretation...................................................................42
         11.9     Rights and Remedies Cumulative.................................................................43
         11.10    No Assignment; Binding Effect..................................................................43
         11.11    Severability...................................................................................43
         11.12    Counterparts...................................................................................43
         11.13    Dispute Resolution.............................................................................43
         11.14    Third-Party Beneficiaries......................................................................44
         11.15    Specific Performance...........................................................................44
         11.16    Consequential Damages..........................................................................44
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                                    EXHIBITS

         Exhibit A         Members, Addresses, Initial Capital Contributions,
                           and Percentage Interests

         Exhibit B         Initial Micron Managers

         Exhibit C         Initial Photronics Managers

         Exhibit D         Insurance


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**** Material  omitted  pursuant to a request for  confidential  treatment under
Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

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                  LIMITED LIABILITY COMPANY OPERATING AGREEMENT
                                       OF
                         MP MASK TECHNOLOGY CENTER, LLC

                  THIS LIMITED LIABILITY COMPANY OPERATING AGREEMENT (together with the Exhibits, this "Agreement") is made and entered into as of the 5th day of May, 2006 (the "Effective Date"), by and between Micron Technology, Inc., a Delaware corporation ("Micron"), and Photronics, Inc., a Connecticut corporation ("Photronics"), with respect to MP Mask Technology Center, LLC (the "Company"), a limited liability company organized under the Delaware Limited Liability Company Act, as amended from time to time (the "Act").

                                   ARTICLE 1.
                             ORGANIZATIONAL MATTERS

                           1.1 Continuation

                  The Company was formed under the Act on April 10, 2006 by filing a Certificate of Formation of the Company (the "Certificate") in the Office of the Secretary of State of the State of Delaware as required by the Act. The Members hereby continue the Company under the Act for the purposes and upon the terms and conditions hereinafter set forth. Micron hereby continues as a Member of the Company, and Photronics is admitted to the Company as a Member upon its execution of this Agreement and receipt by Micron of $48 million of the Purchase Price (as defined in the Contribution and Purchase Agreement). The rights and liabilities of the Members shall be as provided in the Act, except as otherwise expressly provided herein. In the event of any inconsistency between any terms and conditions contained in this Agreement and any non-mandatory provisions of the Act, the terms and conditions contained in this Agreement shall govern. If any provision of this Agreement is prohibited or ineffective under the Act, this Agreement will be considered amended to the smallest degree possible in order to make such provision effective under the Act. Subject to the provisions hereof, the Board of Managers may execute and file, or cause the General Manager to file, any duly authorized amendments to the Certificate from time to time in a form prescribed by the Act. The Board of Managers shall also cause to be made, on behalf of the Company, such additional filings and recordings as the Board of Managers shall deem necessary or advisable.

                           1.2 Name

                  The name of the Company shall be MP Mask Technology Center, LLC. The Company may also conduct business at the same time under one or more fictitious names if the Board of Managers determines that such is in the best interests of the Company. The Board of Managers may change the name of the Company from time to time, in accordance with Applicable Law.


                                       1
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                           1.3 Principal Place of Business; Other Places of
                               Business

                  The principal place of business of the Company is located at 3851 East Columbia Road, Boise, Idaho or at such other place within or outside the State of Delaware as the Board of Managers may from time to time designate. The Company may maintain offices and places of business at such other place or places within or outside the State of Delaware as the Board of Managers deem advisable.

                           1.4 Business Purpose

                  The purpose of the Company shall be the (a) development, fabrication and sale of advanced photomasks; (b) entry into any other lawful business, purpose or activity in which a limited liability company may be engaged under Applicable Law (including, without limitation, the Act) as the Members may determine from time to time, subject to and in accordance with the terms of this Agreement; and (c) entry into any lawful transaction and engagement in any lawful activity in furtherance of the foregoing purposes and as may be necessary, incidental or convenient to carry out the business of the Company as contemplated by this Agreement.

                           1.5 Designated Agent for Service of Process

                  The Company shall continuously maintain a registered office and a designated and duly qualified agent for service of process on the Company in the State of Delaware. As of the date hereof, the name of the duly qualified agent for service of process is Corporation Service Company and the address of the registered office of the Company in the State of Delaware is c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808. The registered office and the registered agent may be changed from time to time by the Board of Managers, by causing the prescribed form, accompanied by the requisite filing fee, to be filed with the Delaware Secretary of State in accordance with the Act.

                           1.6 Term

                  The Company shall continue until the Company is terminated, dissolved or liquidated in accordance with this Agreement and the Act. Notwithstanding the dissolution of the Company, the existence of the Company shall continue until termination pursuant to and as provided in Article 8 of this Agreement.

                           1.7 Objectives; Approved Technology

                  The primary objectives of the Company (the "Primary Objectives") are to: (i) develop and produce prototypes for industry-leading, advanced, next-generation, high-end photomasks in accordance with Micron's specifications; (ii) achieve sustainable, leading edge photomask production capabilities; (iii) manufacture production photomasks for, and approved by, Micron pursuant to Micron's specifications and in quantities required under the Transaction Documents. To the extent the Company has excess capacity and resources after completely fulfilling the Primary Objectives (inclusive of fulfillment of Company and Micron engineering


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Rule 24b-2 of the  Exchange  Act of 1934.  Material  filed  separately  with the
Securities and Exchange Commission.

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needs appropriate to accomplish the foregoing, but recognizing that Photronics may also support Micron's production photomask needs through its other facilities as allowed pursuant to the Transaction Documents), the Company's secondary objective (the "Secondary Objective") is to support the development of leading edge logic applications and manufacture prototypes and, when approved by the Technology Steering Committee, production photomasks, for use by external Photronics customers; [****].

                  [****].

                           1.8 Transaction Documents

                  Contemporaneous with, or prior to, the execution of this Agreement, Photronics, Micron and/or the Company have entered into the agreements listed on Schedule B to the Contribution and Purchase Agreement (collectively, the "Transaction Documents").

                                   ARTICLE 2.
                                   DEFINITIONS

                  Capitalized words and phrases used and not otherwise defined elsewhere in this Agreement shall have the following meanings:

                  "Act" is defined in the preamble.

                  "Adjusted Capital Account Deficit" means, with respect to any Member at any time, the deficit balance, if any, in such Member's Capital Account as of such time, after giving effect to the following adjustments:

                  (1) Add to such Capital Account the amount that such Member is obligated to restore or is deemed to be obligated to restore pursuant to Regulations Section 1.704-1(b)(2)(ii)(c) or the penultimate sentence of each of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

                  (2) Subtract from such Capital Account such Member's share of the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and
(6).

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.


                                       2

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

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                  "Affiliate" of a Person means any other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person. The term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. A Person shall be deemed an Affiliate of another Person only so long as such control relationship exists. The parties acknowledge and agree that neither Photronics nor Micron is presently controlled by any other Person. Notwithstanding the foregoing, a Company Entity shall not be deemed to be an Affiliate of either Photronics or Micron, except where expressly provided in this Agreement.

                  "Agreement" shall mean this Limited Liability Company Operating Agreement, together with the Exhibits, as amended or otherwise modified from time to time, which shall constitute the limited liability company agreement of the Company within the meaning of the Act.

                  "Annual Budget" is defined in Section 6.4.

                  "Applicable Law" means, with respect to a Person, any domestic or foreign, national, federal, territorial, state or local constitution, statute, law (including principles of common law), treaty, ordinance, rule, administrative interpretation, regulation, order, writ, injunction, legally binding directive, judgment, decree or other requirement or restriction of any arbitrator or Governmental Authority applicable to such Person or its properties, assets, officers, directors, employees, consultants or agents (in connection with such officer's, director's, employee's, consultant's or agent's activities on behalf of such Person).

                  "Assignment and Assumption Agreement" means the Assignment and Assumption Agreement dated as of the date hereof, by and between Micron and the Company.

                  "Base Contributions" is defined in Section 4.1.2(a).

                  "Board of Managers" means, at any time, the Board of Managers of the Company designated in accordance with Section 5.2.

                  "Business" is defined in Section 5.7(g).

                  "Business Day" means any day other than a day on which commercial banks in the United States are required or authorized to be closed.

                  "Capital Account" means the Capital Account maintained for each Member on the Company's books and records in accordance with the following provisions:

                  (1) To each Member's Capital Account there shall be added (a) such Member's Capital Contributions, (b) such Member's allocable share of Net Profits and any items in the nature of income or gain that are specially allocated to such Member pursuant to Article 10


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**** Material  omitted  pursuant to a request for  confidential  treatment under
Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

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hereof or other provisions of this Agreement and (c) the amount of any Company liabilities assumed by such Member or which are secured by any property owned by such Member.

                  (2) From each Member's Capital Account there shall be subtracted (a) the amount of (i) cash and (ii) the Gross Asset Value of any Company Assets (other than cash) distributed to such Member pursuant to any provision of this Agreement in its capacity as a Member (for the avoidance of doubt, any payment to a Member pursuant to any license, consulting, services, subcontracting, lease or other agreement between the Company and such Member or any Affiliates of such Member shall not be treated as a "distribution"), (b) such Member's allocable share of Net Losses and any other items in the nature of expenses or losses that are specially allocated to such Member pursuant to
Article 10 or other provisions of this Agreement, and (c) liabilities of such Member assumed by the Company or which are secured by any property contributed by such Member.

                  (3) In the event any Interest in the Company is Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Transferred Interest.

                  (4) In determining the amount of any liability for purposes of subsections (1) and (2) of this definition, there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

                  (5) The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Sections 1.704-1(b) and 1.704-2 and shall be interpreted and applied in a manner consistent with such Regulations. In the event that the Board of Managers shall determine that it is prudent to modify the manner in which the Capital Accounts, or any additions or subtractions thereto, are computed in order to comply with such Regulations, the Board of Managers may make such modification, provided that it is not likely to have a material effect on the amounts distributable to any Member pursuant to Article 8 hereof upon the dissolution of the Company. The Board of Managers shall also make (a) any adjustments that are necessary or appropriate, in the absence of guidance under applicable Regulations, to maintain equality between the Capital Accounts of the Members and the amount of Company capital reflected on the Company's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (b) any appropriate modifications in the event that unanticipated events might otherwise cause this Agreement not to comply with Regulations Sections 1.704-1(b) and 1.704-2.

                  "Capital Contributions" means, with respect to any Member, the total amount of cash and the initial Gross Asset Value of property (other than cash) contributed to the capital of the Company by such Member.

                  "Cash" means cash and cash equivalents determined by the Board of Managers in good faith consistent with GAAP.

                  "Certificate" is defined in Section 1.1.


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**** Material  omitted  pursuant to a request for  confidential  treatment under
Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

                  "Chairman of the Board" is defined in Section 5.5.

                  "Change in Control" shall be deemed to have occurred, with respect to Micron or Photronics, when:

                  (1) Any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of shares representing more than fifty percent (50%) of the combined voting power of the then outstanding securities entitled to vote generally in elections of directors of Micron or Photronics, as the case may be (the "Voting Stock");

                  (2) Micron or Photronics (A) consolidates with or merges into any other Person or any other Person merges into Micron or Photronics, and in the case of any such transaction, the outstanding common stock of Micron or Photronics, as the case may be, is changed or exchanged into other assets or securities as a result, unless the stockholders of Micron or Photronics, as the case may be, immediately before such transaction own, directly or indirectly immediately following such transaction, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such transaction in substantially the same proportion as their ownership of the Voting Stock immediately before such transaction, or (B) conveys, transfers or leases all or substantially all of its assets to any Person; or

                  (3) Any time Continuing Directors do not constitute a majority of the Board of Directors of Micron or Photronics, as the case may be (or, if applicable, a successor Person to Micron or Photronics, as the case may be).

                  "Change in Control Notice" is defined in Section 7.4.1.

                  "Change in Control Closing" is defined in Section 7.4.2.

                  "Change in Control Closing Price" is defined in Section 7.4.3.

                  "Change in Control Option Price" is defined in Section 7.4.3.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time (or any corresponding provisions of succeeding law).

                  "Company" is defined in the preamble.

                  "Company Accountant" shall mean initially
PricewaterhouseCoopers LLP or such other independent accounting firm as appointed from time to time by the Board of Managers.


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**** Material  omitted  pursuant to a request for  confidential  treatment under
Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

                  "Company Assets" means all direct and indirect rights and interests in real and personal property owned by the Company and its subsidiaries from time to time, and shall include both tangible and intangible property (including Cash).

                  "Company Correlative Item" is defined in Section 10.4.4(b).

                  "Company Entity" means the Company, or any of its directly or indirectly majority owned subsidiaries (whether organized as corporations, limited liability companies or other legal entities).

                  "Company Minimum Gain" has the meaning set forth in Regulations Sections 1.704-2(b)(2) and 1.704-2(d)(1) for the phrase "partnership minimum gain."

                  "Company Section 482 Allocation" is defined in Section 10.4.4(a).

                  "Competing Products" [****].

                  "Continuing Director" means, solely with respect to Micron or Photronics, at any date, a member of Micron's or Photronics' Board of Directors, as the case may be, (i) who was a member of such board as of the Effective Date or (ii) who was nominated or elected by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to such board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or such lesser number comprising a majority of a nominating committee comprised of independent directors if authority for such nominations or elections has been delegated to a nominating committee whose authority and composition have been approved by at least a majority of the directors who were Continuing Directors at the time such committee was formed.

                  "Contribution and Purchase Agreement" means the Contribution and Units Purchase Agreement dated as of the date hereof by and between the Company, Micron and Photronics.

                  "Depreciation" means, for each Fiscal Year of the Company or other period, an amount equal to the federal income tax depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount that bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Board of Managers.


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**** Material  omitted  pursuant to a request for  confidential  treatment under
Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

                  "Economic Interest" means a Person's right to share in allocations of Net Profits, Net Losses and other items of income, gains, losses, deductions and credits hereunder and to receive distributions from the Company as set forth in this Agreement, but does not include any other rights of a Member including, without limitation, the right to vote or to participate in the management of the Company, or, except as specifically provided in this Agreement or required under the Act, any right to information concerning the business and affairs of the Company.

                  "Effective Date" is defined in the preamble.

                  "Excess Allocation" is defined in Section 9.1.2.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Fiscal Month" is defined in Section 5.10.1.

                  "Fiscal Quarter" is defined in Section 5.10.1.

                  "Fiscal Year" is defined in Section 5.10.1.

                  "GAAP" means generally accepted accounting principles in the United States as in effect from time to time.

                  "GAAS" means generally accepted auditing standards in the United States as in effect from time to time.

                  "General Manager" is defined in Section 5.12.1.

                  "Governmental Authority" means any foreign, domestic, national, federal, territorial, state or local governmental authority, quasi-governmental authority, instrumentality, court, government or self-regulatory organization, commission, tribunal or organization or any regulatory, administrative or other agency, or any political or other subdivision, department or branch of any of the foregoing.

                  "Gross Asset Value" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

                  (1) The initial Gross Asset Value of the Micron Contributed Assets shall be as set forth on Exhibit A. The initial Gross Asset Value of any other asset contributed by a Member shall be the fair value of such asset as determined by the Board of Managers and the contributing Member.

                  (2) The Gross Asset Value of all Company Assets immediately prior to the occurrence of any event described in subsections (a) through (d) hereof shall be adjusted to equal their respective fair values, in accordance with the applicable valuation provisions of this


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**** Material  omitted  pursuant to a request for  confidential  treatment under
Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

Agreement, or if there are no such provisions, as determined by the Board of Managers using such reasonable method of valuation as the Board of Managers may adopt, upon the occurrence of the following events and in accordance with the applicable Regulations:

                           (a) the acquisition of an additional Interest in the
Company (other than in connection with the execution of this Agreement) by a new or existing Member in exchange for more than a de minimis Capital Contribution, if the Board of Managers reasonably determines that such adjustment is necessary or appropriate to reflect the relative Economic Interests of the Members in the Company;

                           (b) the distribution by the Company to a Member of
more than a de minimis amount of Company Assets as consideration for an Economic Interest or Interest in the Company, if the Board of Managers reasonably determines that such adjustment is necessary or appropriate to reflect the relative Economic Interests of the Members in the Company;

                           (c) the liquidation of the Company within the meaning
of Regulations Section 1.704-1(b)(2)(ii)(g); and

                           (d) at such other times as the Board of Managers
shall reasonably determine necessary or advisable in order to comply with Regulations Sections 1.704-1(b) and 1.704-2.

                  (3) The Gross Asset Value of any Company Asset distributed to a Member shall be the gross fair market value of such Company Asset on the date of distribution as determined by the Board of Managers.

                  (4) The Gross Asset Values of Company Assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such Company Assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m); provided, however, that Gross Asset Values shall not be adjusted pursuant to this subsection (4) of this definition to the extent that the Board of Managers reasonably determines that an adjustment pursuant to subsection (2) of this definition above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subsection (4) of this definition.

                  (5) If the Gross Asset Value of a Company Asset has been determined or adjusted pursuant to subsections (1), (2) or (4) of this definition, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such Company Asset for purposes of computing Net Profits and Net Losses.

                  "Increasing Member" is defined in Section 5.4.1

                  "Indemnified Loss" is defined in Section 5.11.1.


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**** Material  omitted  pursuant to a request for  confidential  treatment under
Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

                  "Indemnitee" is defined in Section 5.11.1.

                  "Liquidators" is defined in Section 8.5.1.

                  "Majority Member" is defined in Section 7.3.1.

                  "Managers" means at any time the individuals designated in accordance with Section 5.2 to serve on the Board of Managers.

                  "Maximum Base Contributions Amount" is defined in Section 4.1.2(a).

                  "Maximum Excess Contributions Amount" is defined in Section 4.1.2(b).

                  "Member" means a Person owning a Membership Interest.

                  "Member Correlative Item" is defined in Section 10.4.4(a).

                  "Member Minimum Gain" means "partner nonrecourse debt minimum gain" as defined in Regulations Section 1.704-2(i)(2).

                  "Member Nonrecourse Debt" means "partner nonrecourse debt" as set forth in Regulations Section 1.704-2(b)(4).

                  "Member Nonrecourse Deductions" means "partner nonrecourse deductions" as set forth in Regulations Section 1.704-2(i).

                  "Member Section 482 Allocation" is defined in Section
10.4.4(b).

                  "Membership Interest" or "Interest" means the entire ownership interest of a Member in the Company at any particular time, including without limitation, the Member's Economic Interest, any and all rights to vote and otherwise participate in the Company's affairs, and the rights to any and all benefits to which a Member may be entitled as provided in this Agreement, together with the obligations of such Member to comply with all of the terms and provisions of this Agreement. A Membership Interest may be expressed as a number of Units.

                  "Micron" is defined in the preamble.

                  "Micron Contributed Assets" mean the "Transferred Assets" (as defined in the Contribution and Purchase Agreement) contributed by Micron to the Company.

                  "Micron Manager" means any of the Managers designated by Micron to serve on the Board of Managers in accordance with Section 5.2.

                  "Minority Closing" is defined in Section 7.3.1.

                  "Minority Closing Price" is defined in Section 7.3.2.


                                       10

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

                  "Minority Member" is defined in Section 7.3.1.

                  [****]

                   "Net Profits" or "Net Losses" means, for each Fiscal Year or other period, an amount equal to the Company's taxable income or loss for such year or period determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

                  (1) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Net Profits or Net Losses pursuant to this definition shall be added to such taxable income or loss;

                  (2) Any expenditure of the Company described in Code Section 705(a)(2)(B) or treated as a Code Section 705(a)(2)(B) expenditure pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Profits or Net Losses pursuant to this subsection (2) of this definition, shall be subtracted from such taxable income or loss;

                  (3) Gain or loss resulting from any disposition of Company Assets where such gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the Company Assets disposed of, notwithstanding that the adjusted tax basis of such Company Assets differs from its Gross Asset Value;

                  (4) In lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year;

                  (5) To the extent an adjustment to the adjusted tax basis of any asset included in Company Assets pursuant to Code Section 734(b) or Code
Section 743(b) is required pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member's Interest, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for the purposes of computing Net Profits and Net Losses;

                  (6) If the Gross Asset Value of any Company Asset is adjusted in accordance with subsection (2) or subsection (3) of the definition of "Gross Asset Value," the amount of such adjustment shall be taken into account in the taxable year of such adjustment as gain or loss from the disposition of such asset for purposes of computing Net Profits or Net Losses; and

                  (7) Notwithstanding any other provision of this definition, any items of income, gain, loss or deduction that are specially allocated pursuant to Sections 10.2 and 10.4.4 shall not be taken into account in computing Net Profits or Net Losses. The amount of items of


                                       11

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

income, gain, loss and deduction available to be specially allocated shall be determined using principles analogous to those set forth in this definition.

                  The Members acknowledge and agree that for financial accounting purposes the results of the Company's operations will be reported in accordance with GAAP.

                  "Non-Disclosure Agreement" means the Non-Disclosure Agreement, dated as of the date hereof, by and among the Company, Micron and Photronics.

                  "Nonrecourse Deductions" has the meaning set forth in Regulations Sections 1.704-2(b)(1) and 1.704-2(c).

                  "Officer" is defined in Section 5.12.3.

                  "Option Price" is defined in Section 7.3.2.

                  "Percentage Interest" means, with respect to a Member holding one or more Units, its Interest in the Company as determined by dividing the number of Units owned by such Member by the total number of Units of the Company then outstanding as specified in Exhibit A attached hereto, as such exhibit may be modified or supplemented from time to time in accordance with the terms of this Agreement. A change in a Member's Capital Account shall not affect the Percentage Interests of the Members unless expressly provided in this Agreement.

                  [****]

                  "Person" means any person or entity, whether an individual, trustee, corporation, partnership, limited partnership, limited liability company, trust, unincorporated organization, business association, firm, joint venture, other legal entity or Governmental Authority.

                  "Photronics" is defined in the preamble.

                  "Photronics Manager" means any of the Managers designated by Photronics to serve on the Board of Managers in accordance with Section 5.2.

                  "Primary Objectives" is defined in Section 1.7.

                  "Proceeding" means any action, suit, hearing, arbitration, proceeding (public or private), investigation, examination, audit or claim brought by or against any Governmental Authority.

                  "R&D" is defined in Section 3.6.

                  "Reducing Member" is defined in Section 5.4.1.


                                       12

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

                  "Regulations" means temporary and final Treasury Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding Treasury Regulations).

                  "Regulatory Allocations" is defined in Section 10.2.8.

                  "Representative" is defined in Section 5.11.7(e).

                  "Responsible Party" is defined in Section 5.11.6.

                  "Secondary Objective" is defined in Section 1.7.

                  "SG&A" is defined in Section 3.6.

                  "Special Vote" means the affirmative vote or consent of each of Micron (provided that Micron shall be entitled to such vote or consent only so long as Micron's Percentage Interest is at least twenty-five percent (25%)) and Photronics (provided that Photronics shall be entitled to such vote or consent only so long as Photronics' Percentage Interest is at least twenty-five percent (25%)).

                  "Tax" or "Taxes" means all taxes, levies, imposts and fees imposed by any Governmental Authority (domestic or foreign) of any nature including but not limited to federal, state, local or foreign net income tax, alternative or add-on minimum tax, profits or excess profits tax, franchise tax, gross income, adjusted gross income or gross receipts tax, employment related tax (including employee withholding or employer payroll tax, FICA or FUTA), real or personal property tax or ad valorem tax, sales or use tax, excise tax, stamp tax or duty, any withholding or back up withholding tax, value added tax, severance tax, prohibited transaction tax, premiums tax, occupation tax, together with any interest or any penalty, addition to tax or additional amount imposed by any Governmental Authority (domestic or foreign) responsible for the imposition of any such tax.

                  "Tax Matters Partner" shall mean Micron.

                  "Technology License Agreement" means the Technology License Agreement dated as of the date hereof by and among the Company, Micron and Photronics.

                  "Technology Steering Committee" is defined in Section 5.13.

                  "Transaction Documents" is defined in Section 1.8.

                  "Transfer" (including, with correlative meaning, the term "Transferred") means, with respect to any Unit, Membership Interest or Economic Interest or portion thereof, a sale, conveyance, exchange, assignment, pledge, encumbrance, gift, bequest, hypothecation or other transfer or disposition by any other means, whether for value or no value and whether


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**** Material  omitted  pursuant to a request for  confidential  treatment under
Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

voluntary or involuntary (including, without limitation, by operation of law), or an agreement to do any of the foregoing.

                  "Unit" means, with respect to a Membership Interest, a fractional, undivided share of such Membership Interest issued pursuant to
Article 3 of this Agreement. A Membership Interest may include a fractional Unit. As of the date hereof, the Units are held by the Members in accordance with Exhibit A, which Exhibit will be updated from time to time in accordance with the terms of this Agreement.

                  "Voting Stock" is defined in the definition of "Change in Control."

                                   ARTICLE 3.
                      CAPITAL; CAPITAL ACCOUNTS AND MEMBERS

                           3.1 Initial Capital Contributions of Members

                  3.1.1 Capital Contributions. The Members acknowledge and agree that as of the date hereof: (i) pursuant to the Contribution and Purchase Agreement Micron has contributed to the Company the Micron Contributed Assets; and (ii) pursuant to the Assignment and Assumption Agreement Micron has assigned to the Company certain contractual rights and other liabilities, and the Company has assumed certain liabilities of Micron in connection therewith. Upon Photronics purchase of 49,990 Units, from Micron pursuant to the Contribution and Purchase Agreement, Photronics' and Micron's Capital Account balances shall have a relative ratio equal to 49.99 divided by 50.01.

                  3.1.2 Capital Account Balances. The names, addresses, initial Capital Account balances of each Member (after giving effect to the transactions described in Section 3.1.1 and the sale by Micron of an Interest in the Company to Photronics pursuant to the LLC Units Sale and Purchase Agreement), Percentage Interests of, and number of Units owned by, the Members are as set forth on Exhibit A, provided that the gross asset value and capital account balances on Exhibit A will not be finalized until the completion of the balance sheet referenced in Section 5.10.3(a).

                           3.2 Additional Capital Contributions by Members

                  Except as provided in Section 3.1 and Section 4.1.2, no Member shall be required to make any Capital Contributions to the Company.

                           3.3 Capital Accounts

                  A Capital Account shall be established and maintained by the Company for each Member in accordance with the terms of this Agreement.


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Rule 24b-2 of the  Exchange  Act of 1934.  Material  filed  separately  with the
Securities and Exchange Commission.

                           3.4 Member Capital

                  Except as otherwise provided in this Agreement or approved by a Special Vote: (a) no Member shall demand or be entitled to receive a return of or interest on any portion of its Capital Contributions or balance in its Capital Account; (b) no Member shall withdraw any portion of its Capital Contributions or receive any distributions from the Company as a return of capital on account of such Capital Contributions; and (c) the Company shall not redeem or repurchase the Membership Interest of any Member, provided that any such return, distribution or redemption that is permitted hereunder shall be pro rata based upon the Members' respective Percentage Interests.

                           3.5 Liability of Members

                  Except as otherwise required by any non-waivable provision of the Act or other Applicable Law and except as provided in this Agreement or other agreements between the Company and one or more Members or their Affiliates, no Member shall be liable in any manner whatsoever for any debt, liability or other obligation of the Company, whether such debt, liability or other obligation arises in contract, tort, or otherwise solely by reason of being a Member.

                           3.6 Certain Expenses.

                  [****]

                                   ARTICLE 4.
                            FINANCING OF THE COMPANY

                           4.1 Types of Financing

                  4.1.1 General. The Board of Managers shall be responsible for determining the type of financing required to fund the operations of the Company, which may include Capital Contributions from Members or incurring debt from Members or from public, private or bank markets.

                  4.1.2 Member Contributions.

                        (a) If the Board of Managers determines that the Company requires additional funding by way of Capital Contributions, then the Members shall make additional Capital Contributions of up to [****]. Any such written notice shall include the amount of required Capital Contribution and the required funding date and shall be sent to the Members at least twenty (20) Business Days prior to the required funding date. Such required funding date shall correspond to the end of a Fiscal Month. Subject to the dollar limitation set forth in this Section 4.1.2(a), [****].

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Rule 24b-2 of the  Exchange  Act of 1934.  Material  filed  separately  with the
Securities and Exchange Commission.

                        (b) If the Members (or one of the Members as allowed pursuant to Section 4.1.2(c)) have made all of the Base Contributions provided for by Section 4.1.2(a) during any year and the Board of Managers determines that additional funding is required and advisable, then the Company shall pursue its own additional needed financing. If, after using its reasonable efforts to obtain such financing, the Company cannot obtain such financing on terms that are acceptable to the Company, then the Company may request that the Members make additional Capital Contributions in excess of the Base Contributions of up to an additional aggregate amount equal to such amount as agreed between the Members or, absent any such agreement, [****] (the "Maximum Excess Contributions Amount") (each Member having the right to contribute its pro rata share, determined by multiplying such amount by such Member's Percentage Interest (the "Excess Contributions")) to the Company upon the written request of the Board of Managers. Any such written request shall include the amount of requested Capital Contribution and the required funding date and shall be sent to the Members at least twenty (20) Business Days prior to the required funding date. Such required funding date shall correspond to the end of a Fiscal Month. Subject to the dollar limitation set forth in this Section 4.1.2(b), there shall be no limit on the number of such requests for Excess Contributions that the Board of Managers may make in any year. Subject to Section 4.1.2(c), each Member shall have the right to make any Excess Contribution pro rata based on its Percentage Interest.

                        (c) If a Member fails to make a required Base Contribution or a requested Excess Contribution by the required funding date set forth pursuant to Section 4.1.2(a) or (b) above, then the other Member may elect to fund its portion and all or part of the non-funding Member's portion of such Base Contribution or Excess Contribution; provided, however, that in no event may a Member make during any year aggregate Base Contributions, including those made for itself and for the non-funding Member, in excess of the Maximum Base Contributions Amount or aggregate Excess Contributions, including those made for itself and for the non-funding Member, in excess of the Maximum Excess Contributions Amount, without the prior written consent of the other Member.

                        (d) Upon the payment by either or both Members of any required Base Contribution or requested Excess Contribution, the Company shall issue a number of additional Units (rounded down to the nearest whole Unit) to the funding Member(s) equal to the amount of the Base Contribution or Excess Contribution, as the case may be, funded by the funding Member(s) divided by a fraction, the numerator of which is the [****]of the Company's Assets, less the [****] of the Company's liabilities, as of the required funding date immediately prior to the funding of the Base Contributions or Excess Contributions, as the case may be, and the denominator of which is the number of Units outstanding immediately prior to the funding of the Base Contributions or Excess Contributions, as the case may be.

                        (e) The provisions of Sections 4.1.2(a)-(d) (including any obligation to make any Base Contribution or Excess Contribution requested on or prior to [****]) shall not apply following [****]unless neither Member has provided notice pursuant to Section 8.2(f) prior to [****], in which case such provisions shall again be applicable following [****].

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

                                   ARTICLE 5.
                                   MANAGEMENT

                           5.1 Board of Managers

                  5.1.1 Powers. Except as otherwise expressly provided in this Agreement, all management powers over the business, property and affairs of the Company are exclusively vested in a board of Managers (the "Board of Managers"), and no Member shall have any right to participate in or exercise control or management power over the business and affairs of the Company or otherwise to bind, act or purport to act on behalf of the Company in any manner. Subject to the limitations set forth in this Agreement, the Board of Managers shall have all the rights and powers that may be possessed by a manager under the Act, which shall include, without limitation, the power to incur indebtedness, the power to enter into agreements and commitments of all kinds, the power to manage, acquire and dispose of Company Assets, and all ancillary powers necessary or convenient to the foregoing. Unless authorized by a Special Vote, no individual Manager may, in his or her capacity as a Manager, act for the Board of Managers or have authority to bind the Company. The Board of Managers may also designate one or more persons to open bank accounts and conduct other banking business on behalf of the Company. The Managers shall devote such time to the business and affairs of the Company as is reasonably necessary for the performance of their duties, but shall not be required to devote full time to the performance of such duties.

                  5.1.2 Evaluation of General Manager. The Board of Managers will be responsible for supervision and evaluation of the Company's General Manager on an ongoing basis, including at least an annual review of his or her performance to ensure he or she is acting in accordance with prudent business practices.

                           5.2 Number of Managers; Appointment of Managers

                  The Board of Managers shall initially consist of six (6) individuals (each such individual, a "Manager"). Subject to Sections 5.3 and 5.4 below, three (3) of the Managers shall be appointed by Micron and three (3) of the Managers shall be appointed by Photronics. Unless a Manager resigns (including by death or retirement) or is removed either by the Member who appointed such Manager or in accordance with Section 5.3 or 5.4, each Manager shall hold office until a successor shall have been duly appointed by the appointing Member. Each Member having the right to nominate a Manager or Managers pursuant to this Section 5.2 shall have the right, in its sole discretion, to remove such Manager or Managers at any time, by delivery of written notice to the other Member, the Company and the Manager(s) to be removed. In the case of a vacancy in the office of a Manager for any reason (including by reason of death, resignation, retirement, expiration of such Manager's term or removal pursuant to the preceding sentence), the vacancy shall be filled by the Member that nominated the Manager in question; provided, however, that in the case of a vacancy created due to a change in a Member's Percentage Interest as described in Section 5.3 or 5.4, such vacancy shall be filled in accordance with Section 5.3 or 5.4. Micron hereby selects the individuals specified on Exhibit B hereto to serve on the initial

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Rule 24b-2 of the  Exchange  Act of 1934.  Material  filed  separately  with the
Securities and Exchange Commission.

Board of Managers. Photronics hereby selects the individuals specified on Exhibit C hereto to serve on the initial Board of Managers.

                           5.3 Effect of Reduction in Photronics' Percentage
                               Interest on Photronics Managers

                  Subject to Section 5.4.1 below, the number of Managers that Photronics can appoint to or maintain on the Board of Managers shall depend on Photronics' Percentage Interest as follows:

--------------------------------------------------------------------------------
     Photronics' Percentage Interest            Number of Photronics Managers
--------------------------------------------------------------------------------
                 [****]                                       3
--------------------------------------------------------------------------------
                 [****]                                       1
--------------------------------------------------------------------------------
                 [****]                                       0
--------------------------------------------------------------------------------

                           5.4 Effect of Reduction in Micron's Percentage
                               Interest on Micron Managers

                  Subject to Section 5.4.1 below, the number of Managers that Micron can appoint to or maintain on the Board of Managers shall depend on Micron's Percentage Interest as follows:

--------------------------------------------------------------------------------
     Micron's Percentage Interest                  Number of Micron Managers
--------------------------------------------------------------------------------
                [****]                                        3
--------------------------------------------------------------------------------
                [****]                                        1
--------------------------------------------------------------------------------
                [****]                                        0
--------------------------------------------------------------------------------

                  5.4.1 Procedure. If either Member's Percentage Interest should be below any of the threshold levels set forth in Sections 5.3 or 5.4 above and if such Member (the "Reducing Member") then has more designees serving on the Board of Managers than the number to which it is entitled, such Reducing Member shall immediately identify by written notice to the other Member the designee or designees on the Board of Managers that will cease serving on the Board of Managers, and each such designee shall thereupon cease to be a Manager or member of the Board of Managers. If such Reducing Member fails to make such designation within five (5) Business Days after written demand by the other Member (the "Increasing Member"), the Increasing Member may designate by written notice to the Reducing Member one or more (as appropriate) of the Reducing Member's designees on the Board of Managers that will cease serving on the Board of Managers and each such designee shall thereupon cease to be a Manager or member of the Board of Managers. Upon the written notice described in either of the immediately preceding two sentences, the Increasing Member may immediately fill the vacancies created by such removals by written notice to the other Member designating its selected Manager(s). Similarly, if a Member whose Percentage Interest fell below any threshold

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

level set forth in Section 5.3 or 5.4 subsequently increases its Percentage Interest above any such level, the process shall be reversed.

                           5.5 Chairman of the Board of Managers

                  A Chairman of the Board of Managers (the "Chairman of the Board") shall preside at all meetings of the Board of Managers. The Chairman of the Board shall be selected from among the Managers appointed by Micron; provided, however, that if the Percentage Interest of Micron falls below [****], then the Chairman of the Board will be selected by Photronics if Photronics' Percentage Interest is above [****] or otherwise by the Board of Managers.

                           5.6 Meetings of Members and of the Board of
                               Managers; Quorum

                  5.6.1 Member Meetings. At any time, and from time to time, the Board of Managers may, but shall not be required to, call meetings of the Members. Special meetings of the Members for any proper purpose or purposes may be called at any time by either Member. Written notice of any such meeting (which may be given via confirmed facsimile, confirmed e-mail or other manner provided for in Section 11.5) shall be given to all Members not less than five
(5) Business Days nor more than thirty-five (35) Business Days prior to the date of such meeting. Each meeting of the Members shall be conducted by the Chairman of the Board of Managers or any designee thereof. Each Member may authorize any Person by written proxy to act for it or on its behalf on all matters in which the Member is entitled to participate. Each proxy must be signed by a duly authorized officer of the Member. All other provisions governing or otherwise relating to the holding of meetings of the Members shall from time to time be established in the sole discretion of the Board of Managers.

                  5.6.2 Action by Member Consent. Any action which may be taken at any meeting of the Members may be taken without a meeting, without prior notice and without a vote if a consent in writing, setting forth the action so taken, is executed by all Members.

                  5.6.3 Board Meetings. The Board of Managers shall hold meetings at least once every Fiscal Quarter. The presence of four (4) Managers (with at least fifty percent (50%) of the Managers present being Micron Managers), in each case, in person or by telephone conference or by other means of communication acceptable to the Board of Managers, shall be necessary and sufficient to constitute a quorum for the purpose of taking action by the Board of Managers at any meeting of the Board of Managers. Each Member may authorize any Person by written proxy to act for or on behalf of any Manager that such Member has the right to nominate on all matters in which such Manager is entitled to participate. Each proxy must be signed by a duly authorized officer of the Member. Each Member shall be responsible for the expenses of the Manager(s) appointed by such Member in connection with all meetings of the Board of Managers. Either Member may place items on the agenda for any meeting of the Board of

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Rule 24b-2 of the  Exchange  Act of 1934.  Material  filed  separately  with the
Securities and Exchange Commission.

Managers, and the Chairman of the Board of Managers will call for a vote on any matter at the reasonable request of any Member.

                  5.6.4 Notice; Waiver. The regular quarterly meetings of the Board of Managers described in Section 5.6.3 shall be held upon not less than five (5) Business Days written notice. Additional meetings of the Board of Managers may be held at the request of any Manager, upon not less than five (5) Business Days' written notice (which may be given via confirmed facsimile, confirmed e-mail or other manner provided for in Section 11.5) or telephonic notice to each Manager (which notice shall be provided to the other Managers by the requesting Manager). The presence of any Manager at a meeting (including by means of telephone conference or other means of communication acceptable to the Board of Managers) shall constitute a waiver of notice of the meeting with respect to such Manager. No action taken by the Managers at any meeting shall be valid unless the requisite quorum is present.

                  5.6.5 Voting of Managers. Except as otherwise expressly provided in this Agreement, all actions, determinations or resolutions of the Board of Managers shall require the affirmative vote or consent of a majority of the Board of Managers present at any meeting at which a quorum is present; provided, however, that in the event of an evenly split vote, the Chairman of the Board will automatically receive an additional vote to break any such evenly split vote. Except as provided in the prior sentence, each Manager shall be entitled to one (1) vote, and Managers shall be entitled to cast their vote through proxies. The Board of Managers may act without a meeting if the action is consented to in advance or subsequently ratified, in each case in writing, by all of the Managers.

                  5.6.6 Meetings by Telecommunications. Managers and their proxies shall have the right to participate in all meetings of the Board of Managers by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting. Members and their representatives and proxies shall have the right to participate in all meetings of the Members by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting.

                  5.6.7 Reliance by Third Parties. Any Person dealing with the Company, the Micron Member, the Photronics Member, any Manager or any Officer may rely upon a certificate signed by any one Micron Manager and one Photronics Manager as to: (a) the identity of any Manager or Officer; (b) the existence or non-existence of any fact or facts which constitute a condition precedent to acts by the Managers or Officers or in any other manner germane to the affairs of the Company; (c) the Persons who are authorized to execute and deliver any instrument or document for or on behalf of the Company; or (d) any act or failure to act by the Company or as to any other matter whatsoever involving the Company, the Micron Member, the Photronics Member, any Manager or any Officer.


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Rule 24b-2 of the  Exchange  Act of 1934.  Material  filed  separately  with the
Securities and Exchange Commission.

                           5.7 Actions Requiring a Special Vote

                  Notwithstanding the provisions of Section 5.6.5 or any other provisions of this Agreement, the Company may not, and no Member or Manager may cause the Company to, take any of the following actions (or any other action specified in this Agreement as requiring a Special Vote) without a Special Vote:

                        (a) effect a merger or consolidation (in a transaction or series of transactions) in which the Company is not the surviving entity or in which the Company is the surviving entity but in either case in which the Membership Interests or Units possessing more than fifty percent (50%) of the total combined Membership Interests or Units are transferred to a Person or Persons different than those who held such interests immediately prior to the merger or consolidation or the initial transaction culminating in such merger or consolidation;

                        (b) sell or otherwise transfer all or substantially all of the assets of the Company to any other Person, including to another Company Entity;

                        (c) settle any lawsuit, administrative proceeding, tax claim or other legal proceeding where any Company Entity pays the settlement of a dollar amount that is greater than [****] of the fair market value (subject to the last paragraph of this Section 5.7, as determined by the Board of Managers) of the assets of the Company Entities taken as a whole;

                        (d) effect any investment in, or acquisition of, assets or equity interests (including by a merger, consolidation or otherwise) by a Company Entity or Company Entities that comprise greater than [****] of the fair market value of the assets of the Company Entities taken as a whole, as determined by the Board of Managers (other than in connection with the Company's routine cash management functions);

                        (e) approve the fairness of pricing terms and the fairness of other terms having an economic impact of any contract, agreement, arrangement or understanding (or any series of related contracts, agreements, arrangements or understandings relating to the same or substantially similar subject matter) entered into after the date hereof between any Company Entity on the one hand, and either Member (or any of their respective Affiliates) on the other hand, that involves actual or potential payments to or from any Company Entity exceeding [****] in any Fiscal Year or [****] in the aggregate over the life of the contract, agreement, arrangement or understanding;

                        (f) approve the fairness of pricing terms and the fairness of other terms having an economic impact of any amendment to any contract, agreement, arrangement or understanding (or any series of related contracts, agreements, arrangements or understandings relating to the same or substantially similar subject matter) between any Company Entity on the one hand, and either Member (or any of their respective Affiliates) on the other hand, which amendment involves (i) a change in actual or potential payments to or from any Company Entity exceeding [****] in any Fiscal Year or [****] in the aggregate over the life of the contract, agreement, arrangement or understanding or (ii) a material reduction in the services, rights or


                                       21

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Rule 24b-2 of the  Exchange  Act of 1934.  Material  filed  separately  with the
Securities and Exchange Commission.

privileges received by any Company Entity under the contract, agreement, arrangement or understanding without proportionate reduction in fees, royalties or other payments to such Member (or its respective Affiliates, provided that no Company Entity shall be deemed a Member Affiliate for the purposes of this provision) thereunder;

                        (g) authorize any Company Entity to engage in or undertake any material activity that is materially unrelated to the Company's pursuit of the Business (for purposes of this subsection (g), "Business" shall mean all activities related to or reasonably required in connection with the design, development fabrication and sale of advanced photomasks);

                        (h) effect any distribution from the Company to its Members other than in cash or any distribution in cash other than in accordance with Article 9 of this Agreement;

                        (i) effect any resolution to wind-up the Company or any Company Entity (unless the relevant governing documents or this Agreement expressly provide for "automatic" dissolution upon the occurrence of specified events);

                        (j) effect the filing of any application or petition for bankruptcy, reorganization or other similar proceedings under Applicable Law with respect to the Company or any Company Entity;

                        (k) file any lawsuit by the Company or any Company Entity against any Person that is a customer of Photronics;

                        (l) suspend the Company's operations for a period of greater than [****];

                        (m) issue any additional Units or Membership Interests, or securities convertible into Units or Membership Interests, or admit any new Member other than pursuant to the terms of this Agreement;

                        (n) change the Company's Fiscal Year; or

                        (o) [****].

                           5.8 Compensation of Managers

                  The Managers shall not be entitled to any compensation in their capacities as Managers unless otherwise agreed upon in writing by all of the Members.


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Rule 24b-2 of the  Exchange  Act of 1934.  Material  filed  separately  with the
Securities and Exchange Commission.

                           5.9 Other Activities

                  Subject to Applicable Law and the provisions of the Transaction Documents, the Members, their respective Affiliates and the Managers may engage or invest in, and devote their time to, any other business venture or activity of any nature and description (independently or with others), whether or not such other activity may be deemed or construed to be in competition with the Company. Neither the Company nor any Member, Affiliate of a Member, or Manager shall have any right by virtue of this Agreement or the relationship created hereby in or to such other venture or activity of any Member or its Affiliates (or to the income or proceeds derived therefrom), and the pursuit thereof, even if competitive with the business of the Company, shall not be deemed wrongful or improper.

                           5.10 Accounting; Records and Reports

                  5.10.1 Accounting and Fiscal Year. The books, records and accounts of the Company, including for all applicable tax purposes, will be maintained in accordance with such methods of accounting as shall be determined by the Board of Managers. The fiscal year of the Company ("Fiscal Year"), including each of the fiscal quarters (the "Fiscal Quarters") and each of the fiscal months ("Fiscal Months") thereof, shall correspond to that of Micron for as long as Micron and/or an Affiliate of Micron holds a fifty percent (50%) or greater Percentage Interest in the Company in the aggregate. The Company shall have a taxable year which complies with Section 706(b) of the Code.

                  5.10.2 Books and Records. The Board of Managers shall cause to be kept, at such location as the Board of Managers shall reasonably deem appropriate, full and proper ledgers, other books of account, and records of all receipts and disbursements and other financial activities of the Company in accordance with Micron's record retention policies. The Board of Managers shall also cause to be kept at such location copies of each of the following:

                        (a) a current list of the full name and last known address of each Member, and the capital account, number of Units and Percentage Interest held by each Member;

                        (b) a current list of the full name and last known address of each Manager;

                        (c) the Certificate of the Company, any amendments to the Certificate, and executed copies of any powers of attorney granted for the purpose of executing the Certificate;

                        (d) the Company's federal, state and local income tax returns and reports, if any, for the seven (7) most recent Fiscal Years;

                        (e) this Agreement and any amendments to this Agreement;


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Rule 24b-2 of the  Exchange  Act of 1934.  Material  filed  separately  with the
Securities and Exchange Commission.

                        (f) financial statements of the Company for the five (5) most recent Fiscal Years; and

                        (g) minutes of all meetings of the Board of Managers and the Members and any written consents of the Board of Managers or the Members for actions taken without a meeting.

                  5.10.3 Reports. The Board of Managers shall also cause to be sent to each Member of the Company, the following:

                        (a) within forty-five (45) days after the Effective Date, the Company shall provide each Member with an unaudited balance sheet of the Company as of the Effective Date;

                        (b) within 180 days following the end of each Fiscal Year, Schedule K-1 to IRS Form 1065 and such other information as may be reasonably required by the Members for preparation of their respective federal, state and local income or franchise tax returns;

                        (c) a copy of the Company's federal, state and local income tax or information returns for each Fiscal Year, concurrent with the filing of such returns;

                        (d) within seventy-five (75) days after the end of each Fiscal Year or as soon thereafter as reasonably practicable, the Company shall provide each Member with an audited balance sheet, income statement and statement of cash flows for and as of the last day of the Fiscal Year then ended, audited in accordance with GAAS by an auditor agreed to by Micron; provided, that Photronics shall reimburse the Company for the cost of such audit;

                        (e) within forty-five (45) days after the end of each Fiscal Quarter or as soon thereafter as reasonably practicable, the Company shall provide each Member with an unaudited balance sheet, income statement and statement of cash flows for and as of the last day of the year or quarter (as appropriate) then ended, prepared in accordance with GAAP, as well as such other financial information as any Member may reasonably request to enable such Member and its Affiliates to prepare their consolidated quarterly and annual financial statements; and

                        (f) within a reasonable period of time, notice of any material litigation filed against the Company or any written claim by a Governmental Authority of any material violation of any state, federal or foreign law, statute, rule or regulation.

                  5.10.4 Access to Company Books and Records.

                        (a) To the extent not in violation of Applicable Law, Members (personally or through an authorized representative) may, for purposes reasonably related to their interests in the Company, during reasonable business hours (i) examine and copy (at their own cost and expense) the books and records of the Company, including the records listed in


                                       24

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Rule 24b-2 of the  Exchange  Act of 1934.  Material  filed  separately  with the
Securities and Exchange Commission.

Section 5.10.2, and (ii) have access to the Company's management, internal and external accountants and attorneys, plans, properties and other assets to conduct due diligence and other investigations regarding the Business and assets of the Company at such Member's sole expense, and the Company shall reasonably cooperate with such Member in such due diligence and investigations. Upon reasonable notice, Photronics may also request reasonable short-term and temporary access to the properties of the Company by Photronics customers for technology review and validation. Any information obtained as a result of this
Section 5.10.4 shall be used by a Member solely for purposes reasonably related to such Member's participation in the Company and shall be subject to the Non-Disclosure Agreement.

                        (b) Any Member's request for documents or request to inspect or copy documents or have access to the Company's management, plans, properties and other assets under this Section 5.10.4 (i) may be made by that Member or that Member's authorized representative and (ii) shall be made in writing to the General Manager and shall state the purpose of such demand. If a Member is not satisfied with the response of the General Manager, the Member may make such request of the Technology Steering Committee and/or the Board of Managers.

                           5.11 Indemnification and Liability of the Managers

                  5.11.1 Indemnification. The Company shall indemnify and hold harmless each Manager, the General Manager and all other Officers (individually, an "Indemnitee") to the fullest extent permitted by Applicable Law from and against any and all losses, claims, demands, costs, damages, liabilities, whether joint or several, expenses of any nature (including reasonable attorneys' fees and disbursements), judgments, fines, settlements and other amounts (each an "Indemnified Loss") arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which the Indemnitee may be involved as a defendant, or threatened to be involved as a defendant (other than all claims, demands, actions, suits or proceedings brought by the Member who nominated such Manager, if applicable), relating to the performance or nonperformance of any act concerning the activities of the Company or by reason of the Indemnitee's status as a Manager, General Manager or Officer, as applicable, regardless of whether the Indemnitee retains such status at the time any such Indemnified Loss is paid or incurred, if (a) the Indemnitee acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Company and, in the case of a criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful, and (b) the Indemnitee's conduct did not constitute an act or omission which involved intentional misconduct or a knowing violation of the law. The termination of an action, suit or proceeding by judgment, order, settlement, or upon a plea of nolo contendere or its equivalent, shall not, in and of itself, create a presumption or otherwise constitute evidence that the Indemnitee acted in a manner contrary to that specified in clauses (a) or (b) above.

                  5.11.2 Expenses. Expenses incurred by an Indemnitee in defending any claim, demand, action, suit or proceeding subject to this Section
5.11 shall be advanced by the Company prior to the final disposition of such claim, demand, action, suit, or proceeding.


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Rule 24b-2 of the  Exchange  Act of 1934.  Material  filed  separately  with the
Securities and Exchange Commission.

                  5.11.3 Company Expenses. Any indemnification provided hereunder shall be satisfied solely out of the Company Assets, as an expense of the Company. No Member shall be subject to liability by reason of these indemnification provisions.

                  5.11.4 No Other Rights. The provisions of this Section 5.11 are for the benefit of the Indemnitees and shall not be deemed to create any rights for the benefit of any other Person; provided, however, that the indemnification rights provided in this Section 5.11 will inure to the benefit of the heirs, legal representatives, successors, assigns and administrators of the Indemnitee.

                  5.11.5 No Liability. No Indemnitee shall be liable to the Company or to any Member for any losses sustained or liabilities incurred as a result of any act or omission of any Indemnitee if (a) the Indemnitee acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Company and, in the case of a criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful, and (b) the Indemnitee's conduct did not constitute an act or omission which involved intentional misconduct or a knowing violation of the law.

                  5.11.6 Reliance Upon Agreement. To the extent that any Manager, General Manager or Officer (each, a "Responsible Party") has, under Applicable Law or in equity, duties (including, without limitation, fiduciary duties) to the Company, any Member or other Person bound by the terms of this Agreement, such Responsible Parties acting in accordance with this Agreement shall not be liable to the Company, any Member, or any such other Person for its good faith reliance on the provisions of this Agreement.

                  5.11.7 No Fiduciary Duties.


                  (a) In connection with the determination of any and all matters presented for action to the Members, the Board of Managers or the Technology Steering Committee, as applicable, the Members acknowledge and agree that each Member will be acting on its own behalf and each Representative serving on the Board of Managers or the Technology Steering Committee will be acting on behalf of the Member that appointed such Representative.

                  (b) Each Member may act, and, to the fullest extent permitted by Applicable Law, will be protected for acting, in its own interest (subject to the express terms of any contract entered into by such Member) without regard to the interest of the other Member or the Company or any of its subsidiaries, and, subject to Section 5.11.7(E), each Representative may act, and, to the fullest extent permitted by Applicable Law, will be protected for acting, at the direction or control of, or in a manner that such Representative believes is in the best interest of, the Member that appointed the Representative without regard to the interest of the other Member or the Company or any of its subsidiaries. Further, each Member may, to the fullest extent permitted by Applicable Law (subject to the express terms of any contract entered into by such Member), make decisions and exercise direction and control over the decisions of the


                                       26

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Rule 24b-2 of the  Exchange  Act of 1934.  Material  filed  separately  with the
Securities and Exchange Commission.

Representatives appointed by such Member without duty to or regard for the interests of the other Member or the Company or any of its subsidiaries.

                  (c) The Company, on its own behalf and on behalf of each of its subsidiaries, and each Member waive, to the fullest extent permitted by Applicable Law, (1) any claim or cause of action against any Member or Manager or member of the Technology Steering Committee appointed by a Member based on the determination of any and all matters presented for action to the Members, the Board of Managers or the Technology Steering Committee, as applicable, (2) breach of fiduciary duty, duty of care, duty of loyalty or any other duty or (3) breach of the Act; provided, however, the foregoing will not limit any Member's obligation under or liability for breach of the express terms of this Agreement or any other agreement that they have entered into with the Company or any of its subsidiaries or the other Member.

                  (d) The Company and each Member, by entering into this Agreement, expressly acknowledge that neither Member nor any of its designated Managers shall owe any fiduciary duties to the Company or to the other Member by virtue of such Member's ownership of a majority of the Units of the Company or such Member's Managers' positions on, and majority control of, the Board of Managers or the Technology Steering Committee.

                   (e) The term "Representative" shall mean, with respect to a Member, the Managers and members of the Technology Steering Committee appointed by such Member, but not including, only for purposes of Section 5.11.7(c)(2), the General Manager or any other officer of the Company (and each such officer shall be bound by such fiduciary and other duties (including the duty of care and the duty of loyalty) as would apply to an officer having comparable authority and duties under the DGCL).

                           5.12 General Manager

                  5.12.1 General Manager. The Company will have a General Manager (the "General Manager") to be selected by Micron with input from the Board of Managers and Photronics; provided, however, that if the Percentage Interest of Micron falls below [****]then the General Manager will (after input from the Board of Managers and Micron) be selected by Photronics if Photronics' Percentage Interest is above [****] or otherwise by the Board of Managers.

                  5.12.2 Duties and Powers of the General Manager. The General Manager shall, subject to the control of the Board of Managers, have general supervision, direction and control of the day-to-day affairs of the Company and shall report directly to the Board of Managers. Unless limited by the Board of Managers or this Agreement, he or she shall have the general powers and duties of management usually vested in the office of chief executive officer of corporations and shall have such other powers and duties as may be prescribed by the Board of Managers. Only the General Manager, the Board of Managers or individuals authorized by the General Manager or the Board of Managers shall have the ability to enter into binding agreements or approve payments on behalf of the Company.


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Rule 24b-2 of the  Exchange  Act of 1934.  Material  filed  separately  with the
Securities and Exchange Commission.

                  5.12.3 Other Officers; Employment; Removal. The Company may also have a chief financial officer, a secretary and such other officers as determined by the Board of Managers, each of whom will be accountable to the General Manager (the General Manager and any other officers elected in accordance with this Section 5.12.3, each, an "Officer" and collectively, the "Officers"). The General Manager and any other Officer may be removed at any time upon an affirmative vote of the majority of the Board of Managers.

                  5.12.4 Duties and Powers of Chief Financial Officer. Any chief financial officer of the Company shall keep and maintain, or cause to be kept and maintained, books and records of accounts of the properties and business transactions of the Company, including accounts of its assets, liabilities, receipts, disbursements, gains, losses and capital. He or she shall disburse the funds of the Company as may be ordered by the Board of Managers and shall render to the Board of Managers at their request an account of all his or her transactions as chief financial officer and of the financial condition of the Company. Authorizations with respect to the Company's depositories, disbursement of funds and related banking matters shall be as set forth in resolutions of the Board of Managers.

                  5.12.5 Duties and Powers of Secretary.

                        (a) Any secretary of the Company shall attend (in person or by telephone conference) all meetings of the Board of Managers and all meetings of the Members (whether any of such meetings are in person, by telephone conference or both) and record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for any standing committees when requested by such committee.

                        (b) Any secretary of the Company shall keep, or cause to be kept, at the principal executive office or at the office of the Company's transfer agent or registrar, as determined by resolution of the Board of Managers, a register, or a duplicate register, showing the names of all Members and their addresses, Economic Interests and Percentage Interests, the number and date of certificates issued for the same (if any), and the number and date of cancellation of every certificate surrendered for cancellation (if any).

                  5.12.6 General Provisions Regarding Officers.

                        (a) The Board of Managers may, from time to time, designate Officers of the Company and delegate to such Officers such authority and duties as the Board of Managers may deem advisable and may assign titles (including, without limitation, president, vice-president and/or treasurer) to any such Officer. Unless the Board of Managers otherwise determines, if the title assigned to an Officer of the Company is one commonly used for Officers of a business corporation, then, subject to the terms of this Agreement, the assignment of such title shall constitute the delegation to such Officer of the authority and duties that are customarily associated with such office. Any number of titles may be held by the same Officer.

                        (b) Any Officer to whom a delegation is made pursuant to the foregoing shall serve in the capacity delegated unless and until such delegation is revoked by the


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Securities and Exchange Commission.

Board of Managers for any reason or no reason whatsoever, with or without cause, or such Officer resigns.

                           5.13 Technology Steering Committee

                  The Company will establish a Technology Steering Committee (the "Technology Steering Committee") in accordance with the provisions of the Technology License Agreement.

                           5.14 Non-Disclosure Agreement

                  The parties acknowledge and agree that the contents and terms and conditions of all of the Transaction Documents and all proprietary or nonpublic information disclosed by one party to another party in connection with the Transaction Documents is subject to the Non-Disclosure Agreement.

                           5.15 Maintenance of Insurance

                  The Company shall at all times be covered by insurance of the types and in the amounts set forth on Exhibit D. Such insurance coverage may be provided through the coverage under one or more insurance policies maintained by the Company or by either Member. A certificate of insurance will be provided to the Members annually evidencing coverage.

                           5.16 Related Party Agreements

                  Micron, Photronics and the Company agree that any contract, agreement, amendment, arrangement or understanding entered into after the date hereof between any Company Entity on the one hand, and either Member (or any of their respective Affiliates) on the other hand, shall be on an arms-length basis.

                                   ARTICLE 6.
                                   OPERATIONS

                           6.1 Headquarters

                  The Company's world headquarters shall be in Boise, Idaho.


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Securities and Exchange Commission.

                           6.2 Surplus Equipment

                           [****]

                           6.3 Printability Studies

                           [****]

                           6.4 Operations Plan; Annual Budget

                  The Company will operate in accordance with an operations plan, which plan shall be initially developed and agreed upon by Micron and Photronics, and amended from time to time by the Board of Managers and in no event less than annually. The Board of Managers will also be responsible for approving an annual budget (the "Annual Budget") on at least an annual basis.

                                   ARTICLE 7.
                     DISPOSITION AND TRANSFERS OF INTERESTS

                           7.1 Holding of Membership Interest

                  For so long as Micron or Photronics, directly or indirectly, maintains a Membership Interest in the Company, Micron or Photronics, as applicable, must own and hold such Membership Interest either (a) itself or (b) through one or more wholly owned (including indirect wholly owned) subsidiaries.

                           7.2 Transfer Moratorium

                  No Member may Transfer all or any portion of its Membership Interest to any other Person without the prior written consent of the other Member and any such attempted Transfer shall be deemed void and of no force or effect, nor shall Micron or Photronics without the prior written consent of the other sell or transfer, or allow to be sold or transferred, or in any way dispose of, its ownership interest, either direct or indirect, in any wholly owned subsidiary (including any indirect wholly owned subsidiary) that owns, directly or indirectly, the Membership Interest held by Micron or Photronics, respectively, in each case other than [****].

                           7.3 Purchase of Remaining Interest

                  7.3.1 If the Percentage Interest of a Member (the "Minority Member") drops to [****] or less and remains at or below [****] for more than six (6) consecutive months, the other Member or a wholly owned subsidiary thereof (such other Member or Affiliate thereof, the "Majority Member") shall have the option to purchase all of the remaining Interest of the Minority Member at a cash purchase price equal to the Option Price, subject to the terms and conditions set forth below. The Majority Member may exercise this purchase option by delivering a written notice of its intent to exercise to the Minority Member. The closing of the


                                       30

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Rule 24b-2 of the  Exchange  Act of 1934.  Material  filed  separately  with the
Securities and Exchange Commission.

purchase and sale of the Minority Member's remaining Interest (the "Minority Closing") shall take place as of the last day of the Fiscal Month in which the notice is delivered (unless such notice is delivered within the last ten (10) days of the end of a Fiscal Month, in which case the Minority Closing shall take place on the last day of the first full Fiscal Month thereafter). Such Minority Closing shall take place at the principal office of the Company or at such other location as the Majority Member and the Minority Member may mutually determine. At the Minority Closing, (i) the Minority Member shall transfer its remaining Interest in the Company to the Majority Member, free and clear of any liens or encumbrances, (ii) the Majority Member shall pay the Minority Member the Minority Closing Price by wire transfer of immediately available funds and (iii) the Minority Member shall deliver to the Majority Member such instrument or instruments of conveyance as the Majority Member reasonably requests.

                  7.3.2 Upon the Minority Closing, the Majority Member shall pay to the Minority Member a sum (the "Minority Closing Price") equal to the product of (i) the difference of [****]. Within five (5) Business Days after the month-end balance sheet becomes available (prepared in accordance with GAAP consistently applied and as of the last day of the Fiscal Month in which the Minority Closing occurred), [****]. If the Option Price is greater than the Minority Closing Price, the Majority Member shall deliver the difference to the Minority Member by wire transfer of immediately available funds within three (3) Business Days of such recalculation. If the Option Price is less than the Minority Closing Price, the Minority Member shall refund the difference to the Majority Member by wire transfer of immediately available funds within three (3) Business Days of such recalculation.

                           7.4 Change in Control of Photronics


                  7.4.1    [****].

                  7.4.2    [****].

                  7.4.3    [****].

                  7.4.4    [****].

                           7.5 Purchase and Sale Agreement

                  In the event of any purchase and sale of Membership Interests under Section 7.3, 7.4 or 8.5.3, the parties thereto shall enter into a commercially reasonable agreement to implement such purchase and sale. Such agreement will include that (a) the selling Member is released from any obligation to make future capital contributions to the Company and (b) income and loss for the year in which such closing occurs will be allocated to the selling Member on a basis that reflects the actual operations of the Company's business for the period prior to the Closing and will not be allocated based on the product of the Company's income and loss for the entire year times that percentage of the year in which the selling Member held a Membership Interest.


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Securities and Exchange Commission.

                                   ARTICLE 8.
            DISSOLUTION, LIQUIDATION, AND TERMINATION OF THE COMPANY

                           8.1 Limitations

                  The Company may be dissolved, liquidated, and terminated only pursuant to the provisions of this Article 8, and the parties hereto do hereby irrevocably waive, to the extent permitted by Applicable Law, any and all other rights they may have to cause a dissolution, liquidation or termination of the Company or a sale or partition of any or all of the Company Assets in connection with such dissolution or liquidation.

                           8.2 Exclusive Causes

                  Notwithstanding the Act, the following and only the following events shall cause the Company to be dissolved, liquidated, and terminated:

                        (a) the election of all of the Members;

                        (b) the entry of a decree of judicial dissolution pursuant to Section 18-802 of the Act;

                        (c) any Member's election, if the Company ceases operation for more than six (6) months unless due to Force Majeure (as defined in the Supply Agreement dated as of the date hereof between Photronics and Micron);

                        (d) Photronics' election following a material breach of this Agreement or any other material provision of any of the Transaction Documents by Micron and, if the material breach is capable of cure, such material breach continues uncured for a period (i) specified in such Transaction Document or (ii) of ninety (90) days of a written notice from Micron to Photronics of such material breach if no cure period is specified in such Transaction Document; provided that if the breach in the case of (ii) is capable of being cured and the breaching party has worked diligently and in good faith since the receipt of the notice to cure such breach, but has not cured the breach during the allotted time, the cure period will be extended for an additional thirty (30) days;

                        (e) Micron's election following a material breach of this Agreement or any other material provision of any of the Transaction Documents by Photronics; and, if the material breach is capable of cure, such material breach continues uncured for a period (i) specified in such Transaction Document or (ii) of ninety (90) days of a written notice from Micron to Photronics of such material breach if no cure period is specified in such Transaction Document; provided that if the breach in the case of (ii) is capable of being cured and the breaching party has worked diligently and in good faith since the receipt of the notice to cure such breach, but has not cured the breach during the allotted time, the cure period will be extended for an additional thirty (30) days;


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Securities and Exchange Commission.

                        (f) either Member's election upon at least [****] notice prior to (i) the ten-year anniversary of this Agreement or (ii) the last date of each successive five-year period following the ten-year anniversary of this Agreement, such termination to be effective upon such ten-year anniversary or the last date of such five-year period, as applicable;

                        (g) the election by a Member with a Percentage Interest of at least 90% to dissolve and wind up the affairs of the Company (which election shall not require the consent of the other Member), upon delivery of written notice of such election to the Company and the other Member;

                        (h) the occurrence of any other event that, under the Act, makes it unlawful, impossible or impractical to carry on the business of the Company;

                        (i) the election by either Member to dissolve and wind up the affairs of the Company upon (a) the occurrence of a bankruptcy of the Company, provided that the Member making such election is not in default of any payment obligation to the Joint Venture Company or (b) the bankruptcy, dissolution or liquidation of a Member, and further provided that, in either event, such election shall be made only after entry by the court presiding over the bankruptcy of an order granting relief from the automatic stay to make such election to the Member making such election; or

                        (j) [****].

To the fullest extent permitted by law, any dissolution of the Company other than as provided in this Section 8.2 shall be a dissolution in contravention of this Agreement. The parties agree that the failure of a Member to make Base Contributions (but not the failure of a Member to make Excess Contributions) or the Transfer of Membership Interests by a Member in contravention of this Agreement shall, among other matters, constitute a material breach of this Agreement.

                           8.3 Effect of Dissolution

                  The dissolution of the Company shall be effective on the day on which the event occurs giving rise to the dissolution, but the Company shall not terminate until it has been wound up and its assets have been distributed as provided in Section 8.5.1 or 8.5.3 of this Agreement. Notwithstanding the dissolution of the Company, prior to the termination of the Company, the business of the Company and the affairs of the Members, as such, shall continue to be governed by this Agreement.

                           8.4 No Capital Contribution Upon Dissolution

                  Each Member shall look solely to the Company Assets for all distributions with respect to the Company, its Capital Contribution thereto, its Capital Account and its share of Net Profits or Net Losses, and shall have no recourse therefor (upon dissolution or otherwise) against any other Member. Accordingly, if any Member has a deficit Capital Account balance (after giving effect to all contributions, distributions and allocations for all taxable years, including the


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Securities and Exchange Commission.

year during which the liquidation occurs), then such Member shall have no obligation to make any Capital Contribution with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other Person for any purpose whatsoever.

                           8.5 Liquidation

                  8.5.1 Upon dissolution of the Company, the Board of Managers (or other Person(s) designated by a decree of court) shall act as the "Liquidators" of the Company. The Liquidators shall liquidate the Company Assets, and after allocating (pursuant to Article 10 of this Agreement) all income, gain, loss and deductions resulting therefrom, shall apply and distribute the proceeds thereof as follows:

                        (a) first, to (i) the payment of the obligations of the Company to third parties, including, but not limited to and on a pari passu basis, taxes, debts, lease and other payments to Persons other than Members or their Affiliates; (ii) the expenses of liquidation; and (iii) the setting up of any reserves for contingencies, debts or liabilities to Persons other than the Members or their Affiliates, whether the whereabouts of the creditor is known or unknown, which the Board of Managers may consider necessary;

                        (b) thereafter, amounts due to either Member or their respective Affiliates (other than a Company Entity) pursuant to intellectual property license agreements, consulting agreements, services agreements, subcontracting agreements, lease agreements and other similar agreements; and

                        (c) thereafter, to the Members in proportion to the positive balances in the Members' respective Capital Accounts, determined after taking into account all Capital Account adjustments for the Company's taxable year during which such liquidation occurs, by the end of the taxable year in which such liquidation occurs or, if later, within ninety (90) days after the date of the liquidation.

                  8.5.2 Notwithstanding Section 8.5.1 of this Agreement, in the event that the Board of Managers determines that an immediate sale of all or any portion of the Company Assets would cause undue loss to the Members, the Board of Managers, in order to avoid such loss to the extent not then prohibited by the Act, may either defer liquidation of and withhold from distribution for a reasonable time any Company Assets except those necessary to satisfy the Company's debts and obligations, or, subject to Section 9.4, distribute the Company Assets to the Members in kind (in accordance with the second sentence of Section 8.5.1).

                  8.5.3 Notwithstanding Section 8.5.1 or 8.5.2 of this Agreement, in the event of termination pursuant to Section 8.2 (other than pursuant to Section 8.2(d)) Micron shall have the right, exercisable within thirty (30) days of such termination, to acquire, free and clear of all liens and other encumbrances (i) from Photronics, Photronics' Membership Interest at a purchase price equal [****]. The foregoing purchase price shall be determined (and adjusted as necessary) in the manner provided in Section 7.4.3.


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


                                   ARTICLE 9.
                                  DISTRIBUTIONS

                           9.1 Distributions of Cash Available for Distribution

                  9.1.1 Use of Cash. Subject to applicable legal and contractual restrictions and to Section 9.2 and Article 8, Company cash will be treated as follows (in the following order of priority):

                        (a) First, cash will be retained in the Company in an amount sufficient to fund the Company's operations. Such amount will take into consideration scheduled debt service, lease and other payments to third parties and payments of amounts due to either Member or their respective Affiliates pursuant to intellectual property license agreements, consulting agreements, services agreements, subcontracting agreements, lease agreements and other similar agreements; and

                        (b) Second, subject to Section 9.1.2, any excess cash remaining will be distributed at the discretion of the Board of Managers to Micron and Photronics pro rata based on their Percentage Interests at the time of such distribution.

                  9.1.2 Excess Allocations. Subject to Section 9.2 and Article 8, to the extent a Member's Percentage Interest is adjusted for any reason as provided in this Agreement and the aggregate allocations of Net Profit (and similar items) net of any allocations of Net Losses (and similar items) made to such Member pursuant to Article 10 on a cumulative basis through the effective time of such adjustment exceeded: (a) the aggregate distributions made to such Member pursuant to Sections 9.1.1(b) and 9.4 plus (b) all amounts previously distributed to such Member pursuant to this Section 9.1.2 through such effective time (collectively, an "Excess Allocation"), then prior to the making of any further distributions pursuant to Section 9.1.1(b), distributions shall first be made pro rata among the Members according to their respective Excess Allocation amounts existing at such time, to the extent thereof.

                           9.2 Distributions Upon Liquidation

                  Distributions made in conjunction with the final liquidation of the Company shall be applied or distributed as provided in Article 8 hereof.

                           9.3 Withholding

                  The Company may withhold amounts in respect of allocations or distributions if it is required to do so by any Applicable Law, and each Member hereby authorizes the Company to withhold from or pay on behalf of or with respect to such Member such amount of federal, state, local or foreign taxes that the Tax Matters Partner determines the Company is required to withhold or pay with respect to any amount distributable or allocable to such Member pursuant to this Agreement, provided that the Tax Matters Partner shall provide Photronics with twenty (20) Business Days advance written notice of the amount of any withholding to be made


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Securities and Exchange Commission.

in respect of allocations or distributions to Photronics (or any Affiliate of Photronics) which notice shall demonstrate the calculation thereof. Any amount paid on behalf of or with respect to a Member pursuant to this Section 9.3 shall constitute a loan by the Company to such Member, which loan shall be repaid by such Member within twenty (20) Business Days after notice from the Company that such payment must be made unless: (i) the Company withholds such payment from a distribution that would otherwise be made to the Company or (ii) the Tax Matters Partner determines, in its sole discretion, that such payment may be satisfied out of Company Assets available therefor which would, but for such payment, be distributed to the Member. Any amounts withheld pursuant to this Section 9.3 shall be treated as having been distributed to such Member. Each Member hereby represents that it has provided to the Company IRS Form W-9 and that it has provided and will from time to time provide such other forms or documents as may reasonably be required in order to establish the status of such Member for purposes of the tax laws of any applicable jurisdiction. Each Member agrees to indemnify and hold harmless the Company from any liability imposed on the Company for (i) any action taken by the Company in reliance upon such representation of tax withholding status or (ii) any failure to withhold from any amount distributable or allocable, or deemed distributable or allocable, to such Member pursuant to this Agreement. A Member's obligations hereunder shall survive the dissolution, liquidation or winding up of the Company. If a Governmental Authority asserts in writing to any Person that the Company failed to withhold Tax at the time and/or in the amounts required by Chapter 3 of the Code or comparable provisions of other Tax laws in respect of Photronics and/or its Affiliates, then Photronics and/or its Affiliates, as applicable, shall promptly upon receipt of a copy of such writing accompanied by a written notice from the Company specifying that a payment is required pursuant to this Section
9.3 pay to such Governmental Authority an amount in full satisfaction of the amount of Taxes so asserted by such Governmental Authority. If Photronics and its Affiliates do not promptly pay such amount to such Governmental Authority, then, unless Photronics provides satisfactory written evidence of settlement in full of the matter asserted by the Governmental Authority, the Company shall withhold such amount from the next distribution(s) to Photronics, shall promptly pay such withheld amounts over to such Governmental Authority in payment of such asserted liability for Taxes and shall treat the amounts so withheld and paid over as actually distributed to Photronics.

                           9.4 Distributions in Kind

                  Subject to Section 8.5.3, no right is given to any Member to demand or receive any distribution of property other than cash as provided in this Agreement. Upon a vote of the Board of Managers and a Special Vote, the Board of Managers may determine (subject to the approval of the Special Vote) to make a distribution in kind of Company Assets to the Members, and such Company Assets shall be distributed in such fashion as to ensure that the fair market value thereof (as determined by the Board of Managers and approved by the Special Vote) is distributed, and any items of gain or loss resulting from such distribution are allocated, in accordance with this Article 9 and Articles 6 and 10 hereof.


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Securities and Exchange Commission.

                           9.5 Limitations on Distributions

                  Notwithstanding any provision to the contrary contained in this Agreement, neither the Company nor the Board of Managers, on behalf of the Company, shall be required to or shall knowingly make a distribution to any Member or the holder of any Economic Interest on account of its Membership Interest or Economic Interest in the Company (as applicable) in violation of the Act or other Applicable Law.

                                  ARTICLE 10.
                    ALLOCATIONS OF NET PROFITS AND NET LOSSES

                           10.1 General Allocation of Net Profits and Losses

                  10.1.1 Net Profits and Net Losses shall be determined and allocated with respect to each Fiscal Year or other period of the Company as of the end of such Fiscal Year or other period and at such other times, if any, as the Board of Managers shall determine is appropriate for purposes of administering this Agreement. Subject to the other provisions of this Agreement, an allocation to a Member of a share of Net Profits or Net Losses shall be treated as an allocation of the same share of each item of income, gain, loss or deduction that is taken into account in computing Net Profits or Net Losses.

                  10.1.2 Subject to the other provisions of this Article 10, Net Profits, Net Losses and any other items of income, gain, loss and deduction for any Fiscal Year shall be allocated in proportion to the Members' respective Percentage Interests.

                           10.2 Regulatory Allocations

                  Notwithstanding the foregoing provisions of this Article 10, the following special allocations shall be made in the following order of priority:

                  10.2.1 If there is a net decrease in Company Minimum Gain during a Company taxable year, then, to the extent required by Regulations
Section 1.704-2(f), each Member shall be allocated items of Company income and gain for such taxable year (and, if necessary, for subsequent years) in an amount equal to such Member's share of the net decrease in Company Minimum Gain, determined in accordance with Regulations Section 1.704-2(g)(2). This Section
10.2.1 is intended to comply with the minimum gain chargeback requirement of Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.

                  10.2.2 If there is a net decrease in Member Minimum Gain attributable to a Member Nonrecourse Debt during any Company taxable year, each Member who has a share of the Member Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall, to the extent required by Regulations Section 1.704-2(i)(4), be specially allocated items of Company income and gain for such taxable year (and, if necessary, subsequent years) in an amount equal to such Member's share of the net decrease in Member Minimum Gain attributable to such Member Nonrecourse Debt, determined


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Securities and Exchange Commission.

in a manner consistent with the provisions of Regulations Section 1.704-2(g)(2). This Section 10.2.2 is intended to comply with the partner nonrecourse debt minimum gain chargeback requirement of Regulations Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

                  10.2.3 If any Member unexpectedly receives an adjustment, allocation, or distribution of the type contemplated by Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), and after receiving such adjustment, allocation, or distribution, such Member has an Adjusted Capital Account Deficit, items of income and gain shall be allocated to all such Members (in proportion to the amounts of their respective Adjusted Capital Account Deficits) in an amount and manner sufficient to eliminate the Adjusted Capital Account Deficit of such Member as quickly as possible. This Section 10.2.3 is intended to constitute a "qualified income offset" within the meaning of Regulations
Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

                  10.2.4 If the allocation of Net Loss to a Member as provided in Section 10.1 would create or increase an Adjusted Capital Account Deficit for such Member, there shall be allocated to such Member only that amount of Net Loss as will not create or increase an Adjusted Capital Account Deficit. The Net Loss that would, absent the application of the preceding sentence, otherwise be allocated to such Member shall be allocated to the other Members in accordance with their relative Percentage Interests, subject to the limitations of this
Section 10.2.4. If, after the allocation of Net Loss pursuant to the preceding two sentences, no additional amount of Net Loss can be allocated to any Member without creating or increasing an Adjusted Capital Account Deficit for such Member, then Net Loss shall be allocated to the Members in accordance with their relative Percentage Interests. This Section 10.2.4 is intended to implement the alternate test for economic effect set forth in Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

                  10.2.5 To the extent that an adjustment to the adjusted tax basis of any Company Asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Member in complete liquidation of its Interest in the Company, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss shall be specially allocated to the Members in accordance with their interests in the Company in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Members to whom such distribution was made in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

                  10.2.6 The Nonrecourse Deductions for each taxable year of the Company shall be allocated to the Members in proportion to their Percentage Interests.

                  10.2.7 The Member Nonrecourse Deductions shall be allocated each year to the Member that bears the economic risk of loss (within the meaning of Regulations Section


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Securities and Exchange Commission.

1.752-2) for the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable.

                  10.2.8 The allocations set forth in Sections 10.2.1, 10.2.2, 10.2.3, 10.2.4, 10.2.5, 10.2.6 and 10.2.7 (the "Regulatory Allocations") are
intended to comply with certain requirements of Regulations Sections 1.704-1(b) and 1.704-2. Notwithstanding the provisions of Section 10.1.2, the Regulatory Allocations shall be taken into account by the Board of Managers in specially allocating other items of income, gain, loss and deduction among the Members so that, to the extent possible, the net amount of such allocations of other items and the Regulatory Allocations to each Member shall be equal to the net amount that would have been allocated to each such Member if the Regulatory Allocations had not occurred. In exercising its discretion under this Section 10.2.8, the Board of Managers shall take into account future Regulatory Allocations that, although not yet made, are likely to offset other Regulatory Allocations previously made.

                           10.3 Tax Allocations

                  10.3.1 Except as provided in Section 10.3.2, for income tax purposes under the Code and the Regulations and for purposes of applicable state and local law, each Company item of income, gain, loss and deduction shall be allocated between the Members in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to this Article 10.

                  10.3.2 Tax items with respect to Company Assets that are contributed to the Company with a Gross Asset Value that varies from its basis in the hands of the contributing Member immediately preceding the date of contribution shall be allocated between the Members for income tax purposes pursuant to Regulations promulgated under Code Section 704(c) or, if applicable, corresponding provisions of applicable state or local law so as to take into account such variation. The Company shall account for such variation under any permissible method under Section 704(c) as determined by the Tax Matters Partner. If the Gross Asset Value of any Company Asset is adjusted pursuant to subsection (2) of the definition of "Gross Asset Value," subsequent allocations of income, gain, loss and deduction with respect to such Company Asset shall take account of any variation between the adjusted basis of such Company Asset for federal income tax purposes and its Gross Asset Value under any permissible method under Section 704(c) as determined by the Tax Matters Partner. Any tax credits will be allocated to the Members in accordance with the requirements of applicable tax law. Allocations pursuant to this Section 10.3.2 are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Net Profits, Net Losses and any other items or distributions pursuant to any provision of this Agreement.


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Securities and Exchange Commission.

                           10.4 Other Provisions

                  10.4.1 For any Fiscal Year during which any Membership Interest or Economic Interest or portion thereof is Transferred between the Members or to another Person or is otherwise disposed of or acquired, or there is for any other reason a change in the Members' respective Percentage Interests, the portion of the Net Profits, Net Losses and other items of income, gain, loss, deduction and credit with respect to such Membership Interest or Economic Interest or portion thereof shall be allocated and, to the extent necessary apportioned, under any method allowed pursuant to Section 706 of the Code and the applicable Regulations, as reasonably determined by the Board of Managers; provided, that the Board of Managers shall utilize consistent methods with respect to the same or substantially similar transactions and items in making such allocations or apportionments with respect to all such changes in the Members' respective Percentage Interests, whether occurring within a single Fiscal Year or in different Fiscal Years.

                  10.4.2 In the event that the Code or any Regulations require allocations of items of income, gain, loss, deduction or credit different from those set forth in this Article 10, the Board of Managers is hereby authorized to make new allocations in reliance on the Code and such Regulations, and no such new allocation shall give rise to any claim or cause of action by any Member, provided that such allocations are consistent with the advice of the Company Accountant or tax counsel and are not likely to alter materially the amounts which each Member is entitled to receive under the terms of this Agreement.

                  10.4.3 For purposes of determining a Member's proportional share of the Company's "excess nonrecourse liabilities" within the meaning of Regulations Section 1.752-3(a)(3), each Member's interest in Net Profits shall be such Member's Percentage Interest.

                  10.4.4 Section 482 Adjustments.

                        (a) Company Section 482 Adjustment. If the Internal Revenue Service or any applicable state or local taxing authority reallocates an item of income, deduction or loss to the Company pursuant to Code Section 482 or any similar rule or principle of law (a "Company Section 482 Allocation"), and a Member or an Affiliate of such Member has a corresponding "correlative item," as determined under Regulations Section 1.482-1(g) (the "Member Correlative Item"), the item of income, deduction or loss constituting such Company Section 482 Allocation shall be specially allocated to and reflected in the Capital Account of the Member who received (or whose Affiliate received) such Member Correlative Item, and such Member shall be treated as making any corresponding deemed capital contribution or receiving any corresponding deemed distribution, with such deemed capital contribution or distribution, as the case may be, reflected in the Capital Account of such Member.

                        (b) Member Section 482 Adjustment. If the Internal Revenue Service or any applicable state or local taxing authority reallocates an item of income, deduction or loss to a Member or an Affiliate of such Member pursuant to Code Section 482 or any similar rule or


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Securities and Exchange Commission.

principle of law (a "Member Section 482 Allocation"), and the Company has a corresponding "correlative item," as determined under Regulations Section 1.482-1(g) (the "Company Correlative Item"), such Company Correlative Item shall be specially allocated to and reflected in the Capital Account of the Member that received (or whose Affiliate received) such Member Section 482 Allocation, and such Member shall be treated as making any corresponding deemed capital contribution or receiving any corresponding deemed distribution, with such deemed capital contribution or distribution, as the case may be, reflected in the Capital Account of such Member.

                        (c) Corresponding Treatment if Foreign Adjustment. If any taxing authority outside the United States makes an adjustment to the income, deduction or loss of the Company or a Member (or an Affiliate of a Member) that is analogous to an adjustment under Code Section 482, the Board of Managers shall use commercially reasonable efforts to handle any affected items of the Company in a manner analogous to the treatment of an adjustment under Code Section 482 as set forth in Sections 10.4.4(a) and 10.4.4(b) above.

                  10.4.5 The Members acknowledge and are aware of the income tax consequences of the allocations made by this Article 10 and hereby agree to be bound by the provisions of this Article 10 in reporting their shares of the Company's income and loss for federal, state and local income tax purposes. Without limiting the foregoing sentence, each Member acknowledges that, while it presently has no plan or intention to take a position in preparing a tax return that requires it to file a notice of inconsistent treatment under Code Section 6222(b), if it intends to do so in the future, it shall use its best efforts to provide at least ten (10) days advance notice of such intent to the Company and shall, if so requested by the Company, consult with the Tax Matters Partner concerning such position.

All matters concerning the allocations and other determinations provided for in this Article 10 and any accounting procedures not expressly provided for in this Agreement shall be determined by the Board of Managers in a manner consistent with the terms and intent of this Agreement.

                                  ARTICLE 11.
                                  MISCELLANEOUS

                           11.1 Amendments

                  Any provision of this Agreement may be amended if, and only if, such amendment is in writing and is duly executed by all Members; provided, however, that amendments may be made to this Agreement from time to time by the Board of Managers, without the consent of either Member, to take such actions as may be reasonably necessary (if any) to insure that the Company will be treated as a partnership for federal income tax purposes. Upon the making of any amendment to this Agreement in accordance with the previous sentence, the Board of Managers shall prepare and file such documents and certificates as may be required under the Act and under any other Applicable Law.


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                           11.2 No Waiver

                  Any provision of this Agreement may be waived if, and only if, such waiver is in writing and is duly executed by the party against whom the waiver is to be enforced. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial waiver or exercise thereof preclude the enforcement of any other right, power or privilege.

                           11.3 Entire Agreement

                  This Agreement, together with the other documents, exhibits and schedules referred to herein and therein, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and supersede any and all prior oral and written, and all contemporaneous oral, agreements or understandings pertaining thereto. There are no agreements, understandings, restrictions, warranties or representations relating to such subject matter among the parties other than those set forth herein and in the other documents, exhibits and schedules referred to herein and therein.

                           11.4 Further Assurances

                  Each of the parties hereto does hereby covenant and agree on behalf of itself, its successors and its assigns, without further consideration, to prepare, execute, acknowledge, file, record, publish, and deliver such other instruments, documents and statements, and to take such other action as may be required by law or reasonably necessary or advisable to effectively carry out the purposes of this Agreement.

                           11.5 Notices

                  Unless otherwise provided herein, all notices, requests, instructions or consents required or permitted under this Agreement shall be in writing and will be deemed given: (a) when delivered personally; (b) when sent by confirmed facsimile; (c) ten (10) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) three (3) Business Days after deposit with an internationally recognized commercial overnight carrier specifying next-day delivery, with written verification of receipt. All communications will be sent to the addresses listed on Exhibit A (or to such other address or facsimile number as may be designated by a party giving written notice to the other parties pursuant to this Section 11.5).

                           11.6 Tax Matters

                  11.6.1 Tax Matters Partner.

                        (a) The Company shall file an election pursuant to Code
Section 6231(a)(1)(B)(ii) to have Code Section 6231(a)(1)(B)(i) not apply. For so long as Micron and/or any of its Affiliates has an aggregate Percentage Interest greater than fifty percent (50%), Micron


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Rule 24b-2 of the  Exchange  Act of 1934.  Material  filed  separately  with the
Securities and Exchange Commission.

shall serve as the Company's "Tax Matters Partner" (as defined in Code Section 6231(a)(7)) and shall perform any similar or corresponding role under applicable state law. The Tax Matters Partner shall perform the duties imposed on a Tax Matters Partner under the Code and shall be entitled to expend Company funds for (or to be reimbursed for) reasonable third-party costs relating thereto. All legal and accounting fees relating to any audits of the Company shall be borne by the Company; provided, that the Members shall bear the costs of any audits of their separate tax returns. In the event the United States Internal Revenue Service or any other applicable Governmental Authority notifies the Tax Matters Partner of any proposed Proceeding relating to the Company's information or tax returns or to the amount of the liability of the Company for any Tax, the Tax Matters Partner shall promptly notify the other Members of such matter, shall provide relevant factual information (to the extent known) describing any asserted liability for Tax in reasonable detail and shall provide copies of any notice or other documents received from the Internal Revenue Service or other applicable Governmental Authority with respect to such matter. The Tax Matters Partner shall at all times keep the other Members informed as to the status of all such Proceedings.

                        (b) The Member designated as Tax Matters Partner is hereby authorized to make all elections available to the Company for federal, state, local, and foreign tax purposes, except that in no event shall the Company file an election to be treated as a corporation or as an association taxable as a corporation for United States federal income tax purposes or for purposes of income or corporate franchise tax purposes under the law of any State of the United States.

                        (c) The Tax Matters Partner shall prepare or cause to be prepared all appropriate income and information tax returns for the Company. All such returns shall be subject to review by the other Member(s) before filing and shall be delivered to the other Member(s) for review not fewer than ten (10) Business Days in advance of the due date thereof (taking into account any extensions actually obtained). All third-party costs and expenses reasonably incurred by the Tax Matters Partner in performing its duties described in this
Section 11.6 or otherwise in accordance with the terms of this Agreement (including legal and accounting fees) shall be borne by the Company. Each Member shall provide to the Tax Matters Partner such information as the Tax Matters Partner deems necessary or appropriate in connection with its activities as Tax Matters Partner. The Tax Matters Partner shall cooperate with the Members by providing to each Member such information as the Member may reasonably request concerning the Company and its transactions in connection with the determination of such Member's liability for any Tax or any Proceeding relating thereto.

                        (d) The provisions of this Section 11.6 shall survive the termination or dissolution of the Company and shall remain binding on the Members for such period of time as is necessary to resolve any and all matters regarding the Tax treatment of the Company and Tax items attributable to the Company.

                  11.6.2 Standards. The Tax Matters Partner and its Affiliates shall not be liable, responsible, or accountable, in damages or otherwise, to the Company or to any other Member(s)


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Rule 24b-2 of the  Exchange  Act of 1934.  Material  filed  separately  with the
Securities and Exchange Commission.

for doing any act or failing to do any act, with respect to the Tax Matters Partner's duties set forth in this Section 11.6 or otherwise performed, the effect of which may cause or result in loss or damage to the Company or any Member(s), unless the Tax Matters Partner or one of its Affiliates engages in gross negligence or willful misconduct.

                           11.7 Governing Law

                  This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, United States of America, as applied to agreements among Delaware residents entered into and wholly to be performed within the State of Delaware (without reference to any choice or conflicts of laws rules or principles that would require the application of the laws of any other jurisdiction).

                           11.8 Construction; Interpretation

                  11.8.1 Certain Terms. The words "hereof," "herein," "hereto," "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement. The term "including" is not limited and means "including without limitation."

                  11.8.2 Section References; Titles and Subtitles. Unless otherwise noted, all references to Sections and Exhibits herein are to Sections and Exhibits of this Agreement. The titles, captions and headings of this Agreement are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

                  11.8.3 Reference to Persons, Agreements, Statutes. Unless otherwise expressly provided herein, (i) references to a Person include its successors and permitted assigns, (ii) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments, restatements and other modifications thereto or supplements thereof and (iii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such statute or regulation.

                  11.8.4 Presumptions. No party, nor its counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all provisions of this Agreement shall be construed in accordance with their fair meaning, and not strictly for or against any party.

                           11.9 Rights and Remedies Cumulative

                  The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.


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**** Material  omitted  pursuant to a request for  confidential  treatment under
Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

                           11.10 No Assignment; Binding Effect

                  Except as otherwise expressly provided herein, no party may assign, delegate or otherwise transfer any of its rights or obligations hereunder to any third party, whether by assignment, transfer, Change in Control or other means, without the prior written consent of each other party. Any attempted assignment in violation of the foregoing shall be null and void. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the Members, their heirs, executors, administrators, successors and all other Persons hereafter holding, having or receiving an interest in the Company.

                           11.11 Severability

                  If any provision in this Agreement will be found or be held to be invalid or unenforceable, then the meaning of said provision will be construed, to the extent feasible, so as to render the provision enforceable, and if no feasible interpretation would save such provision, it will be severed from the remainder of this Agreement which will remain in full force and effect unless the severed provision is essential and material to the rights or benefits received by any party. In such event, the parties will use their respective best efforts to negotiate, in good faith, a substitute, valid and enforceable provision or agreement which most nearly effects the parties' intent in entering into this Agreement.

                           11.12 Counterparts

                  This Agreement may be executed in counterparts, each of which so executed will be deemed to be an original and such counterparts together will constitute one and the same agreement. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party shall constitute a valid and binding execution and delivery of this Agreement by such party.

                           11.13 Dispute Resolution

                  The parties hereby agree that claims, disputes or controversies of whatever nature, arising out of, in connection with, or in relation to the interpretation, performance or breach of this Agreement (or any other agreement contemplated by or related to this Agreement), shall be first raised to the chief executive officer or another officer of each of the Members (appointed by such Member's chief executive officer) for discussion and attempt at resolution in good faith among such chief executive officers or any individuals appointed by such chief executive officers for such discussions and attempt at resolution, and if after thirty (30) days of such raising to the chief executive officers the parties are unable to come to a resolution, each of the parties shall be free to pursue any such claim, dispute or controversy in court.

                           11.14 Third-Party Beneficiaries

                  None of the provisions of this Agreement shall be for the benefit of or be enforceable by any creditor of the Company or by any third-party creditor of any Member. This


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Rule 24b-2 of the  Exchange  Act of 1934.  Material  filed  separately  with the
Securities and Exchange Commission.

Agreement is not intended to confer any rights or remedies hereunder upon, and shall not be enforceable by, any Person other than the parties hereto, their respective successors and permitted assigns and, solely with respect to the provision of Section 5.11, each Indemnitee and each other indemnified Person addressed therein.

                           11.15 Specific Performance

                  The parties agree that irreparable damage will result if this Agreement is not performed in accordance with its terms, and the parties agree that any damages available at law for a breach of this Agreement would not be an adequate remedy. Therefore, the provisions hereof and the obligations of the parties hereunder shall be enforceable in a court of equity, or other tribunal with jurisdiction, by a decree of specific performance, and appropriate injunctive relief may be applied for an granted in connection therewith. Such remedies and all other remedies provided for in this Agreement shall, however, be cumulative and not exclusive and shall be in addition to any other remedies that a party may have under this Agreement, at law or in equity.

                           11.16 Consequential Damages

                  No party shall be liable to any other party under any legal theory for indirect, special, incidental, consequential or punitive damages, or any damages for loss of profits, revenue or business, even if such party has been advised of the possibility of such damages (it being understood that consequential damages arising from the breach of the confidentiality restrictions set forth in the Non-Disclosure Agreement shall not be considered to fall within any such category of damages).

                            (Signature Page Follows)


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Rule 24b-2 of the  Exchange  Act of 1934.  Material  filed  separately  with the
Securities and Exchange Commission.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                     MEMBERS

                                     MICRON TECHNOLOGY, INC.


                                     By:
                                          --------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                           -------------------------------------


                                     PHOTRONICS, INC.

                                     By:
                                          --------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                           -------------------------------------

                                    EXHIBIT A

---------------------------------------------------------------------------------------------------------------
Name and Address of          Gross Asset Value of   Capital Account        Percentage       Number of Units
Members                      Contributed Property   Balance                Interest
---------------------------------------------------------------------------------------------------------------

Micron Technology, Inc.                                                    50.01%           50,010
8000 S. Federal Way
Boise, Idaho 83716-9632
Attn:  Chief Operating
Officer
Fax:  (208) 368-2548

With a required copy to:
General Counsel
Fax:  (208) 368-4540
---------------------------------------------------------------------------------------------------------------
Photronics, Inc.                                                           49.99%           49,990
15 Secor Road
Brookfield, CT 06804
Attention:  Edwin L.
Lewis, Senior Vice
President and General
Counsel
Fax:  (203) 775-5601

And

15 Secor Road
Brookfield, CT 06804
Attention:  Sean Smith,
Senior Vice President and
Chief Financial Officer
Fax:  (203) 775-5601
---------------------------------------------------------------------------------------------------------------

                                    EXHIBIT B



[****]


                                       B-1

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

                                    EXHIBIT C



Michael J. Luttati, Sean T. Smith and Christopher J. Progler.

                                    EXHIBIT D

                          INSURANCE POLICIES AT CLOSING


1. Property Insurance: Coverage for "all risk" property insurance, insuring against physical damage on a replacement basis for assets, and insuring against resultant business interruption from physical damage on an actual-loss sustained basis. The property insurance limit must equal full replacement value of all physical property and one year business interruption insurance.

2. Transit Insurance: Coverage for repair or replacement of capital equipment in transit up to the invoiced amount for the equipment.

3.       Liability Insurance:

             o Commercial general liability insurance, including but not limited to contractual liability, personal injury, completed operations, product liability and host liquor liability, coverage for bodily injury and property damage liability, with a limit of not less than $50 million for each loss occurrence and not less than $50 million in annual aggregate coverage.

             o Automobile liability coverage for bodily injury and property damage liability with a limit of not less than $10 million for each loss occurrence and not less than $10 million in annual aggregate coverage, for owned, hired, and non-owned automobiles.

     4. Workers Compensation & Employers Liability: Statutory workers compensation coverage for employees, if any, of the Company and its subsidiaries, including employers' liability coverage with a limit of not less than $10 million for each loss occurrence and $10 million in annual aggregate coverage.



                                       D-1